As filed with the U.S. Securities and Exchange Commission on July 8, 2026
Securities Act File No. 333-[   ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
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Post-Effective Amendment No.
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(Check appropriate box or boxes)

HARTFORD FUNDS EXCHANGE-TRADED TRUST
(Exact Name of Registrant as Specified in Charter)

690 Lee Road
Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

1-610-386-4068
(Registrant’s Area Code and Telephone Number)

Thomas R. Phillips, Esquire
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

With copies to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 7, 2026 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, no par value per share, of Hartford Alpha Capture International Value ETF, Hartford Alpha Capture International Equity ETF and Hartford High Yield ETF.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

HARTFORD CLIMATE OPPORTUNITIES FUND
HARTFORD INTERNATIONAL EQUITY FUND
THE HARTFORD HIGH YIELD FUND
EACH, A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.
August [7], 2026
Dear Shareholder:
At a meeting held on May 19-20, 2026, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of each Acquired Fund listed below under the heading “Acquired Fund” (each an “Acquired Fund”) into a corresponding newly created exchange-traded fund listed below under the heading “Corresponding Acquiring Fund” (each an “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation (each a “Conversion” and collectively, the “Conversions”). The table below sets forth each Acquired Fund, the corresponding Acquiring Fund and the anticipated conversion date.
Acquired Fund	Corresponding Acquiring Fund	Anticipated Conversion Date (or at such earlier or later date as determined by an officer of the Company) (“Conversion Date”)
Hartford Climate Opportunities Fund, a series of the Company	Hartford Alpha Capture International Value ETF, a series of Hartford Funds Exchange-Traded Trust	After the close of trading on October 16, 2026
Hartford International Equity Fund, a series of the Company	Hartford Alpha Capture International Equity ETF, a series of Hartford Funds Exchange-Traded Trust	After the close of trading on October 23, 2026
The Hartford High Yield Fund, a series of the Company	Hartford High Yield ETF, a series of Hartford Funds Exchange-Traded Trust	After the close of trading on October 16, 2026
You are receiving the enclosed Combined Information Statement/Prospectus because you were invested in an Acquired Fund as of the close of business on July 24, 2026. Each Acquired Fund currently operates as an open-end mutual fund. Each Acquired Fund will be reorganized into the corresponding Acquiring Fund, which is an exchange-traded fund (“ETF”). ETFs are structurally different from mutual funds.
With respect to each Conversion, the Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of each Acquired Fund, the members of which also serve as Trustees of Hartford Funds Exchange-Traded Trust, has approved the Conversion based on its determination that it is in the best interest of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Conversion. No shareholder vote is required to complete a Conversion. We are not asking you for a proxy and you are requested not to send us a proxy.
Hartford Funds Management Company, LLC believes the Conversions will provide multiple benefits for shareholders, including:
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Lower net expenses taking into consideration expense limitation arrangements that will be in place for at least one year from the Conversion Date;
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Intraday trading flexibility;
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Increased portfolio holdings transparency; and
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Potential for enhanced tax efficiency.
Each Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code. As a result, Acquired Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of the Conversion (except with respect to cash received or with respect to investors whose shares are redeemed or whose investment is liquidated prior to and in connection with the Conversion, as explained elsewhere in the enclosed Combined Information Statement/Prospectus). Importantly, in order to receive shares of an Acquiring Fund as part of a Conversion, you must hold your shares of an Acquired Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring Fund). No action is required on your part if you hold shares of an Acquired Fund in a brokerage account that can hold shares of an ETF. For Acquired Fund shareholders that do not currently hold their shares of the Acquired Fund through a brokerage account that can hold shares of an ETF, please see the enclosed Combined Information Statement/Prospectus for additional actions that such Acquired Fund shareholders must take to receive shares of the corresponding Acquiring Fund as part of the Conversion.
If you do not wish to participate in a Conversion, you can exchange your Acquired Fund shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund shares as disclosed in the Acquired Fund’s prospectus. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.
Each Conversion is described in more detail in the attached Combined Information Statement/Prospectus. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference.
Sincerely,
Gregory A. Frost
President and Chief Executive Officer

QUESTIONS AND ANSWERS
Shareholders should read the entire accompanying Combined Information Statement/Prospectus carefully. The following questions and answers will help explain each Conversion (as defined below), including the reasons for the Conversion.
Q: Why am I receiving the Combined Information Statement/Prospectus?
A: At a meeting held on May 19-20, 2026, the Board of Directors (the “Board” or “Acquired Funds Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved the conversion of each Acquired Fund listed below under the heading “Acquired Fund” (each an “Acquired Fund”) into a corresponding newly created exchange-traded fund listed below under the heading “Corresponding Acquiring Fund” (each an “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation (each a “Conversion” and collectively, the “Conversions”). The table below sets forth each Acquired Fund and the corresponding Acquiring Fund.
Acquired Fund	Corresponding Acquiring Fund
Hartford Climate Opportunities Fund, a series of the Company	Hartford Alpha Capture International Value ETF, a series of Hartford Funds Exchange-Traded Trust
Hartford International Equity Fund, a series of the Company	Hartford Alpha Capture International Equity ETF, a series of Hartford Funds Exchange-Traded Trust
The Hartford High Yield Fund, a series of the Company	Hartford High Yield ETF, a series of Hartford Funds Exchange-Traded Trust
You are receiving the enclosed Combined Information Statement/Prospectus because you were invested in an Acquired Fund as of the close of business on July 24, 2026 (the “Record Date”).
The Agreement and Plan of Reorganization and Liquidation (“Plan”) between each Acquired Fund and its corresponding Acquiring Fund provides for (i) the transfer of all eligible assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the corresponding Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund. Each Acquiring Fund and each Acquired Fund may be referred to herein as a “Fund.”
Q: How will a Conversion affect me as a shareholder?
A: Each Conversion is expected to occur after the close of trading on the dates noted below or at such earlier or later date as determined by an officer of the Company (each a “Closing Date” or “Conversion Date”).
Acquired Fund	Corresponding Acquiring Fund	Closing Date/Conversion Date
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF	October 16, 2026
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF	October 23, 2026
The Hartford High Yield Fund	Hartford High Yield ETF	October 16, 2026
After the close of business on the Closing Date, shareholders of an Acquired Fund will cease to be a shareholder of the Acquired Fund. If you hold your shares of an Acquired Fund through a brokerage account that can accept shares of an exchange-traded fund (“ETF”) on the Closing Date of the Conversion, you will automatically become a shareholder of the corresponding Acquiring Fund.

It is important for you to determine whether you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of shares of an ETF. The following account types cannot hold shares of ETFs:
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Non-Accommodating Brokerage Accounts. If you hold your shares of an Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the net asset value (“NAV”) of your Acquired Fund Shares as of the Conversion Date (as set forth in the chart above), which is a taxable event.
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Retirement Accounts Held with Financial Intermediary. If you hold your shares of an Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in an Acquired Fund to a different investment option prior to the Conversion.
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Direct Held Retirement and Qualified Accounts. If you own shares of an Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of the Acquiring Fund (see “Direct Accounts” below for more information) prior to the Conversion or (ii) provide instructions for the exchange or reinvestment of Acquired Fund Shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will –    without any further notice –    be automatically exchanged on the Conversion Date (as set forth in the chart above) for shares of The Hartford Short Duration Fund, a mutual fund managed by Hartford Funds Management Company, LLC, (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different investment objective, principal investment strategy and principal risks than an Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact an Acquired Fund at 1-888-843-7824 before the Conversion Date. If an Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund. More information has been provided in a separate letter to Direct Held Qualified Account shareholders.
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Direct Accounts. If you hold your shares of an Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date (as set forth in the chart above), which is a taxable event.
No further action is required for shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of an Acquiring Fund.
Shares of an Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of the corresponding Acquiring Fund, as applicable, which may be taxable. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that a Conversion will have on you and your investments.
If you are unsure about the ability of your account to accept shares of an Acquiring Fund, please call 1-888-843-7824 or contact your financial professional or other financial intermediary.
After a Conversion, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. For more information related to the anticipated exchange and listing date, please see the question and answer below related to “When will each Acquiring Fund be listed on an exchange?”

Q: What are the differences between an ETF and a mutual fund?
A: ETFs are structurally different from mutual funds in several important aspects:
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A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.
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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.
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A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market prices.
As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following a Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund.
Q: How comparable are each Acquired Fund’s and the corresponding Acquiring Fund’s investment objectives, principal investment strategies and fundamental policies?
A: Each Acquiring Fund will have the same investment objective and fundamental policies as the corresponding Acquired Fund. The chart below summarizes some of the differences in the principal investment strategy of each Acquired Fund and the corresponding Acquiring Fund.
Conversion	Comparison
Hartford Climate Opportunities Fund Conversion
Unlike the Acquired Fund, the corresponding Acquiring Fund will not focus its investments on securities of issuers that seek opportunities to address or benefit from climate change. The corresponding Acquiring
Fund will typically invest a greater percentage of its assets in foreign securities than the Acquired Fund. The corresponding Acquiring Fund will invest at least 65% of its net assets in foreign equity securities.
Under normal circumstances, the corresponding Acquiring Fund will invest at least 80% of its assets in securities of value companies.

Hartford International Equity Fund Conversion
The Acquired Fund and the corresponding Acquiring Fund will have a similar principal investment strategy. Similar to the Acquired Fund, the corresponding Acquiring Fund will invest at least 65% of its net assets in foreign equity securities and under normal circumstances, the corresponding Acquiring Fund will invest at least 80% of its assets in equity securities. Unlike the Acquired Fund, the corresponding Acquiring
Fund will not use a multiple sleeve structure to construct the portfolio and will not invest in emerging markets as part of its principal investment strategy.

The Hartford High Yield Fund Conversion	The Acquired Fund and the corresponding Acquiring Fund will have the same principal investment strategy.
The “Synopsis” section for each Conversion in the Combined Information Statement/Prospectus provides a comparison of each Acquired Fund’s and the corresponding Acquiring Fund’s principal investment strategy and additional investment strategy. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions.”

Q: Who will be the investment manager and sub-adviser to an Acquiring Fund?
A: Hartford Funds Management Company, LLC (the “Investment Manager” or “HFMC”), each Acquired Fund’s investment manager, will serve as the investment manager to each Acquiring Fund immediately after each Conversion. The following table sets forth information regarding the sub-adviser and portfolio managers to each Acquiring Fund.
Conversion	Sub-Adviser and Portfolio Managers
Hartford Climate Opportunities Fund Conversion
The corresponding Acquiring Fund will have a different portfolio management team responsible for the day-to-day investment of the assets than the Acquired Fund. Wellington Management Company LLP will serve as the sub-adviser to the corresponding Acquiring Fund, but
Schroder Investment Management North America Inc. and Schroder
Investment Management North America Limited will not serve as a sub-
adviser and a sub-sub-adviser, respectively, to the corresponding
Acquiring Fund. Thomas S. Simon, CFA, FRM, will serve as the portfolio manager to the corresponding Acquiring Fund.

Hartford International Equity Fund Conversion
The corresponding Acquiring Fund will have the same portfolio management team responsible for the day-to-day investment of the assets of the Acquired Fund. Wellington Management Company LLP will serve as the sub-adviser to the corresponding Acquiring Fund. Thomas S.
Simon, CFA, FRM, will serve as the portfolio manager to the
corresponding Acquiring Fund.

The Hartford High Yield Fund Conversion
The corresponding Acquiring Fund will have the same portfolio management team responsible for the day-to-day investment of the assets of the Acquired Fund. Wellington Management Company LLP will serve as the sub-adviser to the corresponding Acquiring Fund. Blake
Huynh, CPA, will serve as the portfolio manager to the corresponding
Acquiring Fund.

Q: Has the Board of Directors approved each Conversion?
A: Yes, the Acquired Funds Board has approved each Conversion. With respect to each Conversion, the Acquired Funds Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of an Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.
Q: What information did the Acquired Funds Board consider when evaluating each Conversion?
A: The Acquired Funds Board considered each Conversion proposed by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) and approved the Agreement and Plan of Reorganization and Liquidation (the “Plan”). In considering the Plan, the Acquired Funds Board requested and received detailed information from the officers of the Company, and representatives of HFMC, regarding each Conversion, including: (1) the reasons for and expected shareholder benefits of the Conversion; (2) the investment objectives, investment strategies, and fundamental investment policies of each Acquired Fund and the corresponding Acquiring Fund; (3) a comparison of the fees and expenses of each Acquired Fund and the corresponding Acquiring Fund; (4) the proposed plan for ongoing management, distribution, and operation of each Acquiring Fund; (5) the management and business of HFMC and its affiliates; (6) the impacts of a Conversion on an Acquired Fund and shareholders of the Acquired Fund, including shareholders that will not participate in the Conversion; and (7) the terms of the Plan.
Q: Why is each Conversion occurring?
A: With respect to each Conversion, the Directors of the Company (who are also the Trustees of Hartford Funds Exchange-Traded Trust) concluded that the Conversion is in the best interests of the Acquired Fund. In reaching this conclusion, the Directors considered that each Conversion is expected to provide certain benefits for the shareholders of the Acquired Fund, including lower overall net expenses taking into consideration expense limitation arrangements that will be in place for at least one year from the Conversion Date, intraday trading flexibility, increased portfolio holdings transparency, and the potential for enhanced tax efficiency.

Q: Will there be any portfolio repositioning in connection with a Conversion?
A: It is anticipated that there will be portfolio repositioning in connection with each Conversion, except The Hartford High Yield Fund Conversion. Although no strategy-driven portfolio realignment is anticipated in connection with The Hartford High Yield Fund Conversion, prior to the Conversion, The Hartford High Yield Fund may engage in transition management techniques, such as selling portfolio investments, including in order to fund redemption transactions prior to and in connection with the Conversion. The chart below indicates the anticipated percentage of each of Hartford Climate Opportunities Fund’s assets and Hartford International Equity Fund’s assets to be sold in in connection with the respective Conversion, which includes sales of securities that are not transferrable to the corresponding Acquiring Fund and the sale of securities to transition to the corresponding Acquiring Fund’s investment strategy, based on assets as of April 30, 2026, and the estimated brokerage commissions associated with the sale of such investments. The chart below does not take into consideration sale of securities due to shareholder redemption activity. The estimates include portfolio transitioning in advance of the Conversion as well as certain portfolio transitioning that will be done by the corresponding Acquiring Fund after the Conversion. It is anticipated that the portfolio transitioning after the Conversion would be completed through in-kind transactions with authorized participants (APs) or a combination of cash transactions and in-kind transactions with APs, as determined by the Investment Manager and Wellington Management Company LLP, based on, among other factors, tax consequences to shareholders. Portfolio transitioning through cash transactions may result in portfolio transaction costs and the recognition of capital gains. An Acquiring Fund may not be invested consistent with its investment strategies while such realignment occurs.
Conversion	Estimated Percentage of Portfolio Securities to be Sold	Estimated Brokerage Commissions and Other Transaction Costs*
Hartford Climate Opportunities Fund Conversion	97%	$16,000
Hartford International Equity Fund Conversion	70%	$150,000
*
The estimates of the brokerage commissions and other transaction costs associated with such portfolio transitioning for each corresponding Acquiring Fund assumes the portfolio transitioning would be completed through cash transactions. Actual results will vary.
Based on the anticipated portfolio repositioning reflected in the chart above, the following chart sets forth the estimated capital gain distributions based on assets as of April 30, 2026:
Conversion	Distributions
Hartford Climate Opportunities Fund Conversion*
As of April 30, 2026, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $7,163,936 in short-term capital gains
(approximately $1.153521 per share) and $39,670,484 in long-term capital gains
(approximately $6.387652 per share).

Hartford International Equity Fund Conversion*
As of April 30, 2026, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $10,511,571 in short-term capital gains
(approximately $0.226443 per share) and $180,781,045 in long-term capital gains
(approximately $3.894435 per share).

The Hartford High Yield Fund Conversion	As of April 30, 2026, the Acquired Fund would not need to distribute to its shareholders any capital gains.
* The estimates above assume all of the portfolio transitioning would be completed through cash transactions.
The actual amount of any distribution could be higher or lower depending on market conditions and on transactions entered into by an Acquired Fund prior to the Conversion Date. Shareholders of an Acquired Fund will generally be taxed on any resulting capital gain distributions. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of a Conversion based on market conditions and other factors. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Q: When will each Acquiring Fund be listed on an exchange?
A: After a Conversion, individual shares of an Acquiring Fund may only be purchased and sold in the secondary market. Shares of each Acquiring Fund are expected to be listed on the exchanges below and be available for trading on the dates listed below. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Conversion, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because an Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all trading in ETF shares, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.
Acquiring Fund	Anticipated Exchange	Anticipated Listing Date
Hartford Alpha Capture International Value ETF	Cboe BZX	October 19, 2026
Hartford Alpha Capture International Equity ETF	Cboe BZX	October 26, 2026
Hartford High Yield ETF	The NASDAQ Stock Market LLC	October 19, 2026
Q: Am I being asked to vote on the Conversion?
A: No. Shareholders of each Acquired Fund are not required to approve the respective Conversion under Maryland law or the 1940 Act, or the organizational documents governing the Acquired Fund. We are not asking you for a proxy and you are requested not to send us a proxy.
On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”), the Investment Manager’s indirect parent company, and Wellington Management Company LLP (“Wellington”) announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP (“WIAH”), Wellington’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”), the Investment Manager’s direct parent company, and certain affiliates (including the Investment Manager) (the “Transaction”). Upon closing, HFMG will be integrated into Wellington’s U.S. Wealth business. The resulting company will be wholly owned by Wellington and will operate under the Wellington name. The Transaction has been approved by both The Hartford and Wellington and is expected to close in the first quarter of 2027. Following the closing of the Transaction, the Investment Manager or an affiliate will continue to serve as the investment manager to each Acquiring Fund contingent upon the approval of shareholders. It is anticipated that shareholders of each Acquired Fund will receive a proxy statement related to the Transaction in September 2026.
Q: Will the fees and expenses of each Acquiring Fund be lower than the fees and expenses of the corresponding Acquired Fund?
A: Yes. With respect to each Conversion, the Acquiring Fund is expected to have a lower net expense ratio than the net expense ratio of each share class of the corresponding Acquired Fund after taking into consideration fees waived and/or expenses reimbursed pursuant to an expense limitation agreement between the Investment Manager and the Acquiring Fund, which will be in place until February 29, 2028.
More information is available in the accompanying Combined Information Statement/Prospectus.
Q: Are there other benefits that I could experience as a shareholder of an Acquiring Fund?
A: Yes. In addition to lower net expenses, as a shareholder of an Acquiring Fund, you could also benefit from the intraday trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency available from investing in ETFs.
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Intraday Trading Flexibility. As a shareholder of an Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of an Acquiring Fund, however, you will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at an Acquiring Fund’s NAV.
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Increased Portfolio Transparency. Currently, an Acquired Fund only provides periodic disclosure of its complete portfolio holdings. Following a Conversion, however, an Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about an Acquiring Fund, will be found on the Acquiring Fund’s website at www.hartfordfunds.com.
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Potential for Enhanced Tax Efficiency. Shareholders of an Acquired Fund also are expected to benefit from the potential for greater tax efficiency available from the ETF structure relative to the mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all shareholders of the mutual fund that hold their shares in taxable accounts. Each of Hartford Alpha Capture International Value ETF and Hartford Alpha Capture International Equity ETF expects to effect its creations and redemptions in-kind. Hartford High Yield ETF may effect its creations and redemptions in cash and/or in-kind (or a combination thereof). To the extent the Hartford High Yield ETF effects its creations and redemptions of shares primarily for cash rather than for securities, an investment in the Hartford High Yield ETF would be expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.
Q: Are there risks unique to an Acquiring Fund operating as an ETF?
A: Yes. For example, you will be subject to the risk that your shares of an Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with an Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquiring Fund’s NAV and possibly result in trading halts and/or delisting. Following a Conversion, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of an Acquired Fund.
Hartford High Yield ETF will have the same portfolio investment risks as The Hartford High Yield Fund. Each of Hartford Alpha Capture International Value ETF and Hartford Alpha Capture International Equity ETF will have similar portfolio investment risks as its corresponding Acquired Fund, but there are some differences you should consider. The “Comparison of the Principal Risks” section in the Combined Information Statement/Prospectus provides a comparison of each Acquired Fund’s and the corresponding Acquiring Fund’s principal risks.
Q: Is there anything else that will be different once I am a shareholder of an Acquiring Fund?
A: Yes. As noted above, as a shareholder of an Acquired Fund, you can only purchase or redeem your Acquired Fund Shares at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees. Acquiring Fund Shares, however, may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of an Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.
In addition, each Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, each Acquiring Fund does not operate in a multiple class structure. Unlike shareholders of an Acquired Fund, shareholders of an Acquiring Fund will not own a particular class of shares.
Q: Will shareholders have to pay any sales load, commission or other similar fee in connection with a Conversion?
A: No. Shareholders of an Acquired Fund will not pay any sales load, commission, or other similar fee in connection with a Conversion.

Q: Who will pay the costs in connection with the Conversion?
A: The Investment Manager, and not the Funds, will bear all costs associated with each Conversion. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, and stamp tax, if any, and security registration fees, which typically are Fund expenses.
Q: Will a Conversion result in any federal tax liability to me?
A: Each Conversion is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If a Conversion qualifies for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Conversion (except with respect to cash received in liquidation of your Acquired Fund Shares in lieu of receiving Acquiring Fund Shares). Capital gains from securities sales by an Acquired Fund prior to the Conversion may be distributed by the corresponding Acquiring Fund after the Conversion.
You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund Shares is returned to you or if your shares of an Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of an Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.
The information about tax consequences in this document relates to the federal income tax consequences of a Conversion only. Shareholders should consult their tax advisors about possible federal, state and local tax consequences of a Conversion.
Q: What if I do not want to own shares of the corresponding Acquiring Fund?
A: If you do not want to receive shares of the corresponding Acquiring Fund in connection with the Conversion, you can exchange your Acquired Fund Shares for shares of the same class of another Hartford mutual fund if such share class is available or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Before exchanging shares, you should also carefully read your Acquired Fund’s statutory prospectus section entitled “How To Buy And Sell Shares - Exchanging Shares.” Redemption of your Acquired Fund Shares will be a taxable event if you hold your shares in a taxable account. Please see the question and answer below regarding the last date to redeem your shares or exchange them into another Hartford mutual fund prior to the Conversion.
Q: Can I purchase, redeem or exchange Acquired Fund Shares before a Conversion takes place?
A: In anticipation of the Conversions, purchase orders, exchange orders, and redemption orders will only be accepted by the Acquired Funds until the dates indicated below:
Acquired Fund	Final Date to Purchase Fund Shares for Existing Shareholders	Final Date to Redeem Fund Shares or Exchange Fund Shares for another Hartford Mutual Fund
Hartford Climate Opportunities Fund	October 9, 2026	October 15, 2026
Hartford International Equity Fund	October 16, 2026	October 22, 2026
The Hartford High Yield Fund	October 9, 2026	October 15, 2026
The dates above may change if the Conversion Date changes.
Q: How do I transfer my Acquired Fund Shares from a Direct Held Qualified Account to a brokerage account that will accept Acquiring Fund Shares?
A: If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with an Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from an Acquired Fund. Your broker will require your account number with an Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to an Acquired Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q: How do I transfer my Acquired Fund Shares from a Non-Accommodating Brokerage Account to a brokerage account that will accept the corresponding Acquiring Fund Shares?
A: The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in Acquiring Fund Shares. Contact your broker right away to make the necessary changes to your account.
Q: Whom do I contact for further information?
A: You can contact your financial intermediary for further information. You also may contact the Acquired Funds at 1-888-843-7824. You can also find information online at www.hartfordfunds.com.
Important additional information about each Conversion is set forth in the accompanying Combined Information Statement/Prospectus. Please read it carefully.

SUBJECT TO COMPLETION
PRELIMINARY COMBINED INFORMATION STATEMENT/PROSPECTUS DATED JULY 8, 2026
The information in this Combined Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Information Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
COMBINED INFORMATION STATEMENT/PROSPECTUS
August [7], 2026
The Hartford Mutual Funds, Inc. and Hartford Funds Exchange-Traded Trust
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068
We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy
This Combined Information Statement/Prospectus relates to the conversion of each Acquired Fund listed below under the heading “Acquired Fund” (each an “Acquired Fund”) into a corresponding newly created exchange-traded fund listed below under the heading “Corresponding Acquiring Fund” (each an “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation (each a “Conversion” and collectively, the “Conversions”). You are receiving this Combined Information Statement/Prospectus because you were invested in an Acquired Fund as of the close of business on July 24, 2026 (the “Record Date”).
Acquired Fund	Corresponding Acquiring Fund
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF
The Hartford High Yield Fund	Hartford High Yield ETF
Each Acquired Fund is a series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Each Acquiring Fund is a newly created series of Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), registered with the SEC as an open-end management investment company. This Combined Information Statement/Prospectus is furnished to shareholders of each Acquired Fund to inform them of a plan to reorganize the Acquired Fund into a corresponding newly created exchange-traded fund (“ETF”) and the Acquired Fund will subsequently be liquidated. Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) will continue to serve as the investment manager to each Acquiring Fund immediately after the Conversion.
The Board of Directors of the Company (“Acquired Funds Board” or “Board”) (who are also Trustees of the Trust) approved the Conversions. With respect to each Conversion, the Acquired Funds Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of an Acquired Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Conversion.
Each Conversion will be completed pursuant to terms of an Agreement and Plan of Reorganization and Liquidation (the “Plan”). With respect to each Conversion, the Plan provides for (i) the transfer of all eligible assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the corresponding Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders. A copy of the form of the Plan pertaining to each Conversion is included as Appendix A to this Combined Information Statement/Prospectus.
Each Conversion is intended to be structured as a tax-free reorganization for U.S. federal income tax purposes. If you remain a shareholder of an Acquired Fund on the Closing Date of the Conversion, you will receive shares of the corresponding Acquiring Fund and/or, in some cases, cash or shares of The Hartford Short Duration Fund that, in aggregate, have the same value as your Acquired Fund Shares on that date. Shares of an Acquiring Fund, however, are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the corresponding Acquiring Fund, which may be taxable. For Acquired Fund Shareholders that do not currently hold their shares of an Acquired Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund, please see the enclosed Combined Information Statement/Prospectus that follows for additional actions that such Acquired Fund Shareholders must take to receive shares of the corresponding Acquiring Fund as part of the Conversion. No further action is required for Acquired Fund Shareholders that hold shares of an Acquired Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund.
THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The principal executive offices of the Company and the Trust are located at 690 Lee Road, Wayne, Pennsylvania 19087. Each Acquiring Fund and each Acquired Fund may be referred to herein as a “Fund.” Shares of each Acquiring Fund are expected to be listed on the exchanges below.
Acquiring Fund	Anticipated Exchange
Hartford Alpha Capture International Value ETF	Cboe BZX
Hartford Alpha Capture International Equity ETF	Cboe BZX
Hartford High Yield ETF	The NASDAQ Stock Market LLC
This Combined Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about each Acquiring Fund, each Acquired Fund and each Conversion. It is both an information statement for each Acquired Fund and a prospectus for the corresponding Acquiring Fund. Additional information is contained in the documents listed in the table below, which have been filed with the U.S. Securities and Exchange Commission (SEC), and are available by oral or written request and without charge as described below.

Documents:	How to Obtain a Copy:
Hartford Climate Opportunities Fund’s and
Hartford International Equity Fund’s statutory
prospectus dated February 27, 2026, as
supplemented May 22, 2026, as
supplemented June 3, 2026, as supplemented
June 24, 2026, and as may be further
amended, supplemented or restated (File
Nos. 333-02381 and 811-07589)

The Hartford High Yield Fund’s statutory
prospectus dated February 27, 2026, as
supplemented April 29, 2026, as
supplemented May 22, 2026, as
supplemented June 3, 2026, and as may be
further amended, supplemented or restated
(File Nos. 333-02381 and 811-07589)

Combined Statement of Additional
Information of The Hartford Mutual Funds,
Inc. (the “Company”) and The Hartford Mutual
Funds II, Inc. dated February 27, 2026,
as
supplemented February 27, 2026, April 30,
2026, June 24, 2026, and as may be further
amended, supplemented or restated (File
Nos. 333-02381 and 811-07589)

These documents are available, without charge, on the Funds’ website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

Each of these documents is incorporated by reference into this
Combined Information Statement/Prospectus (meaning that they are legally considered to be part of this Combined Information Statement/
Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

Hartford Climate Opportunities Fund’s and
Hartford International Equity Fund’s annual
financial statements and other information
dated October 31, 2025 (File No. 811-07589)

The Hartford High Yield Fund’s annual
financial statements and other information
dated October 31, 2025 (File No. 811-07589)

Hartford Climate Opportunities Fund’s and
Hartford International Equity Fund’s semi-
annual financial statements and other
information dated April 30, 2026 (File No. 811-
07589)

The Hartford High Yield Fund’s semi-annual
financial statements and other information
dated April 30, 2026 (File No. 811-07589)

These documents are available, without charge, on the Funds’ website at
hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.

These documents are also available free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

Prospectus and Statement of Additional Information dated August [5], 2026 for the Acquiring Funds, which is on file with the SEC (File Nos. 333-215165 and 811-23222) (Accession No. [__]).
Each Acquiring Fund has not yet commenced operations as of the date of this Combined Information Statement/Prospectus. Each Acquiring
Fund has filed a Prospectus and Statement of Additional Information with the SEC as it will be offered after the Conversion. That filing will be effective prior to the Conversion. A copy of the Acquiring Funds’
prospectus accompanies this Combined Information Statement/
Prospectus.

Because the Acquiring Fund has not yet commenced operations, no shareholder reports are available.

A Statement of Additional Information dated August [7], 2026, relating to this Combined Information Statement/Prospectus (“Conversion SAI”) (File No. [ ])
The Conversion SAI is available without charge by calling 1-888-843-7824.
The Conversion SAI has been filed with the SEC and is incorporated by reference into this Combined Information Statement/Prospectus. The
Conversion SAI is available free of charge on the EDGAR database on the
SEC’s website at www.sec.gov.

This Combined Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to each Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
No person has been authorized to give any information or to make any representations other than those contained in this Combined Information Statement/Prospectus and in the materials expressly incorporated by reference. If any person provides any other representation or information, you should not rely on those other representations or information the Funds have not authorized those representations.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

GENERAL SYNOPSIS
You should read this entire Combined Information Statement/Prospectus carefully, as well as the statutory prospectus for the Acquiring Funds, which is enclosed. This is only a summary of certain information contained in this Combined Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Plan relating to the Conversion, a form of which is attached to this Combined Information Statement/Prospectus in Appendix A, and the statutory prospectus for the Acquiring Funds, which is enclosed. For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of an Acquired Fund.
The Conversions
Each Acquired Fund is currently operated as an open-end mutual fund and will be converted into an ETF through the reorganization of the Acquired Fund into a newly created corresponding Acquiring Fund. As an ETF, each Acquiring Fund’s shares will be traded on an exchange and are expected to be listed for trading on the exchange. For reference purposes, the names of each Acquired Fund, Acquiring Fund and anticipated exchange are listed in the chart below.
Acquired Fund	Corresponding Acquiring Fund	Anticipated Exchange
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF	Cboe BZX
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF	Cboe BZX
The Hartford High Yield Fund	Hartford High Yield ETF	The NASDAQ Stock Market LLC
The reorganization of an Acquired Fund into the corresponding Acquiring Fund, along with the subsequent liquidation of the Acquired Fund, is referred to in this Combined Information Statement/Prospectus as a “Conversion.” Each Conversion will be accomplished in accordance with the Plan.
With respect to each Conversion, the Plan provides for (i) the transfer of all eligible assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the corresponding Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders.
After shares of an Acquiring Fund are distributed to the corresponding Acquired Fund’s shareholders, the corresponding Acquired Fund will be completely liquidated and dissolved. As a result of a Conversion, you will cease to be a shareholder of an Acquired Fund and will become a shareholder of the corresponding Acquiring Fund except as set forth above for shareholders who do not hold their Acquired Fund Shares in a brokerage account that can hold ETFs. This exchange will occur on the applicable Closing Date of a Conversion as set forth in the chart below.
Acquired Fund	Corresponding Acquiring Fund	Anticipated Closing Date
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF	After the close of trading on October 16, 2026
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF	After the close of trading on October 23, 2026
The Hartford High Yield Fund	Hartford High Yield ETF	After the close of trading on October 16, 2026
Each Acquired Fund will publicly disclose any changes to its Closing Date.

With respect to each Acquired Fund, after carefully considering the recommendations of the Investment Manager, including the potential impact of the Conversion on the Acquired Fund’s shareholders, the Acquired Funds Board, including all of the Acquired Funds Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Directors”), have determined that the Conversion is in the best interests of the Acquired Fund, and will not dilute the interests of the existing shareholders of the Acquired Fund. The Acquired Funds Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, in the section entitled “Reasons for the Conversions.” Similarly, with respect to each Acquiring Fund, the Board of Trustees of Hartford Funds Exchange-Traded Trust, including all of the Independent Trustees, has approved the Conversion and has determined that the Conversion is in the best interest of the corresponding Acquiring Fund.
Federal Income Tax Consequences of a Conversion
Each Acquired Fund and the corresponding Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), as a condition to closing the Conversion. Accordingly, it is expected that neither you nor, in general, an Acquired Fund will recognize gain or loss as a direct result of the Conversion of an Acquired Fund (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund shares that you surrender in the Conversion. Prior to the consummation of the Conversion, you may redeem your Acquired Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Capital gains from securities sales by the Acquired Funds prior to the Conversions may be distributed either by the Acquired Funds prior to the Conversions or by the Acquiring Funds after the Conversions.
Hartford Climate Opportunities Fund and Hartford International Equity Fund are each expected to realize capital gains, as set forth in the chart below.
Conversion	Distributions
Hartford Climate Opportunities Fund Conversion
As of April 30, 2026, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $7,163,936 in short-term capital gains
(approximately $1.153521 per share) and $39,670,484 in long-term capital gains
(approximately $6.387652 per share).

Hartford International Equity Fund Conversion
As of April 30, 2026, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $10,511,571 in short-term capital gains
(approximately $0.226443 per share) and $180,781,045 in long-term capital gains
(approximately $3.894435 per share).

Although we have calculated an estimate of the impact of the capital gains, actual capital gains may be more or less than the estimates. As a result, it is expected to be necessary for each of Hartford Climate Opportunities Fund and Hartford International Equity Fund to distribute some or all of these gains to shareholders in taxable distributions prior to its Conversion. As a result, shareholders of each of Hartford Climate Opportunities Fund and Hartford International Equity Fund may be required to pay more taxes, or pay taxes sooner, than they would have been required to absent the Conversion. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
You may experience tax consequences if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you or if your shares of the Acquired Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Conversion. Different tax considerations apply to you if you hold your shares of an Acquired Fund through an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a.
You should consult your tax advisor regarding the effect, if any, of a Conversion, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of a Conversion, please see the section entitled “Tax Considerations.“
Comparison of Distribution Arrangements
Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each Acquired Fund. ALPS Distributors, Inc. (“ALPS”) serves as the principal underwriter and distributor for each Acquiring Fund. Each of HFD and ALPS is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended, and each is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS will not distribute shares of an Acquiring Fund in amounts less than a Creation Unit (as defined below), and it does not maintain a secondary market in the shares of the Acquiring Fund. Neither HFD nor ALPS has any role in determining the investment policies of a Fund or the securities that are purchased or sold by a Fund. ALPS’ principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Comparison of Buying, Selling, and Exchanging Shares
Each Acquired Fund and the corresponding Acquiring Fund have different procedures for purchasing, exchanging, and selling or redeeming shares. You may refer to the Acquiring Funds prospectus accompanying this Combined Information Statement/Prospectus under the section entitled “How To Buy And Sell Shares” for the procedures applicable to purchases and sales of shares of an Acquiring Fund, which are also summarized below. As with all ETFs, only Authorized Participants may purchase or redeem an Acquiring Fund’s shares directly from the Acquiring Fund at NAV in creation units, which are large blocks of shares. Retail shareholders purchase and sell shares in the secondary market at a market price on an exchange. Each Acquired Fund’s prospectus provides information under the section entitled “How To Buy And Sell Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Acquired Fund, which are also summarized below.
Acquiring Funds
Shares of an Acquiring Fund are listed for trading on a national securities exchange and can be bought and sold in the secondary market through a broker-dealer at market price throughout the trading day like shares of other publicly traded companies. The price of Acquiring Fund Shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. An Acquiring Fund does not impose any minimum investment amount for shares of the Acquiring Fund purchased on an exchange. Buying or selling an Acquiring Fund’s shares involves certain costs that apply to all ETF transactions. When buying or selling shares of an Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread –  the difference between the bid price (the highest price at which buyers are willing to buy shares) and the ask price (the lowest price at which sellers are willing to sell shares) (the “bid-ask spread”). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if an Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.
Each Acquiring Fund does not provide for the exchange of shares.
Acquired Funds
An investor may purchase shares of an Acquired Fund through a financial intermediary. Each Acquired Fund offers multiple share classes, and each share class has different sales charges, expenses, and/or minimum investments. Certain classes may not be available through all financial intermediaries. Certain classes of shares of an Acquired Fund may also be purchased through the Acquired Fund’s transfer agent by filling out an account application and mailing it to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. You can obtain an account application or request more information about opening an account by calling the transfer agent at 1-888-843-7824. You also may visit www.hartfordfunds.com to access an account application. Each Acquired Fund is open on those days when the New York Stock Exchange (the “NYSE”) is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.
Shareholders of an Acquired Fund may exchange their shares of the Acquired Fund for the same class of any other Hartford mutual fund if such share class is available. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of other Hartford mutual funds.
Shares of one class of an Acquired Fund may be converted into (i.e., reclassified as) shares of a different class of the Acquired Fund at the request of a shareholder’s financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the Acquired Fund’s prospectus).

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Acquired Fund and may charge you for this service.
With respect to accounts held directly with the transfer agent (i.e. not held at the plan level or as an omnibus position), you may also sell your shares through the Acquired Funds’ transfer agent as noted below.
Arrangements for Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of an Acquired Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates and the Hartford mutual funds make a variety of payments to broker-dealers and financial institutions that sell the shares of the Hartford mutual funds, and/or financial intermediaries and other intermediaries that provide services to the Hartford mutual funds. These payments may vary from one product to another.
If you purchase shares of an Acquiring Fund through a broker-dealer or other financial intermediary, HFMC and/or its affiliates may make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) for access to brokerage platforms or distribution channels and/or support and/or services related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Acquiring Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, all of which are intended to encourage the sale of Acquiring Fund Shares. HFMC and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to HFMC or its affiliates relating to sales of Acquiring Fund Shares.

SYNOPSIS –  Comparison of Hartford Climate Opportunities Fund and Hartford Alpha Capture International Value ETF
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The Funds have the same investment objective. Each Fund seeks long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
Each Fund has some similar principal investment strategies, but there are some differences in each Fund’s principal investment strategy that you should consider.
●
Each Fund invests in equity securities.
●
Each Fund invests in foreign securities.
●
The Acquiring Fund will typically invest a greater percentage of its assets in foreign securities than the Acquired Fund. The Acquiring Fund will invest at least 65% of its net assets in foreign equity securities.
●
The Acquired Fund invests in emerging market securities as part of its principal investment strategy while the Acquiring Fund will not invest in emerging market securities as part of its principal investment strategy.
●
Unlike the Acquired Fund, the Acquiring Fund will not focus its investments on securities of issuers that seek opportunities to address or benefit from climate change.
●
Under normal market conditions, the Acquired Fund invests at least 80% of its assets in securities of issuers that seek opportunities to address or benefit from climate change, which include but are not limited to companies classified as promoting clean and/or efficient energy, sustainable transportation, water and/or resource management, companies exhibiting low-carbon leadership and businesses that service such companies (“Acquired Fund 80% Policy”). The Acquired Fund 80% Policy is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In contrast, the Acquiring Fund has not adopted a similar policy.
●
Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in securities of value companies (“Acquiring Fund 80% Policy”).
●
The Acquiring Fund 80% Policy is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In contrast, the Acquired Fund has not adopted a similar policy.
Each Fund has the same fundamental investment restrictions.
The following comparisons summarize the principal investment strategies and additional investment strategies of each Fund.
	Acquired Fund (Hartford Climate Opportunities Fund)	Acquiring Fund (Hartford Alpha Capture International Value ETF)
Principal Investment Strategies
The Acquired Fund seeks to achieve its objective by
investing in securities of U.S. and foreign issuers,
including non-dollar securities and securities of
emerging market issuers. The Acquired Fund may
invest in common and preferred stocks, convertible
securities and warrants of companies of any market
capitalization. The Acquired Fund focuses its
investments on equity securities and equity related
investments. Under normal market conditions, the
Acquired Fund invests at least 80% of its assets in
securities of issuers that seek opportunities to
address or benefit from climate change, which include
but are not limited to companies classified as
promoting clean and/or efficient energy, sustainable
transportation, water and/or resource management,
companies exhibiting low-carbon leadership and
businesses that service such companies. The Acquired
Fund employs a “multi-manager” approach whereby

The Acquiring Fund seeks to achieve its investment
objective by investing at least 65% of its net assets in
foreign equity securities. Under normal
circumstances, the Acquiring Fund invests at least 80%
of its assets in securities of value companies. The
Acquiring Fund seeks to outperform the MSCI EAFE
Value Index. The Acquiring Fund diversifies its
investments among a broad range of companies in a
number of different countries throughout the world,
with no limit on the amount of assets that may be
invested in each country. Securities in which the
Acquiring Fund invests are denominated in both U.S.
dollars and foreign currencies and may trade in both
U.S. and foreign markets. The Acquiring Fund may
invest in companies of any market capitalization, but
tends to focus on large and medium capitalization
companies. The Acquiring Fund may trade securities
actively. Based on market or economic conditions, the

Acquired Fund (Hartford Climate Opportunities Fund)	Acquiring Fund (Hartford Alpha Capture International Value ETF)

portions of the Acquired Fund’s assets are allocated
among sub-advisers. Hartford Funds Management
Company, LLC (the “Investment Manager”) is
responsible for the management of the Acquired Fund
and supervision of the Acquired Fund’s sub-
advisers: Wellington Management Company LLP
(“Wellington Management”), and Schroders,
comprised of Schroder Investment Management
North America Inc. (“SIMNA”) and Schroder
Investment Management North America Limited
(“SIMNA Ltd.,” together with SIMNA, “Schroders”). Each
sub-adviser manages its segment of the Acquired
Fund’s assets to correspond with its distinct
investment style and strategy, as described below, in a
manner consistent with the Acquired Fund’s
investment objective, strategies, and restrictions. The
Investment Manager may allocate assets from or
towards each sub-adviser from time to time and may
reallocate assets between the sub-advisers.
Wellington Management and Schroders act
independently of each other and each uses its own
methodology for selecting investments. The Acquired
Fund may trade securities actively.

Wellington Management: For its portion of the
Acquired Fund, Wellington Management uses
fundamental research, bottom-up approach and
analysis to identify companies it believes represent
attractive investments and also address climate
challenges and/or seek to improve the efficiency of
resource consumption. In doing so, Wellington
Management invests the Acquired Fund’s assets in
companies engaged in climate mitigation or
adaptation solutions across the following categories,
which could change over time: low carbon electricity,
energy efficiency, low carbon transportation, water
and resource management, and/or climate resilient
infrastructure, or otherwise involved in seeking to
address climate mitigation or adaptation. Companies
offering climate mitigation or adaptation solutions are
not necessarily low carbon emitters. Although
Wellington Management may invest the Acquired
Fund’s assets across different sectors and countries,
including emerging market issuers, and has no limit
on the amount it may invest in any single sector or
country, it generally can be expected to emphasize
investments in the utilities and industrial sectors, as
these sectors tend to include companies that address
climate mitigation and adaptation and/or seek to
improve the efficiency of resource consumption. The
Acquired Fund may invest in securities of issuers of
any market capitalization, including mid- capitalization
and small-capitalization securities. In addition to its
focus on climate stewardship, Wellington
Management also may consider financially material
environmental, social and/or governance (“ESG”)
characteristics (where available for a company) to
assess the risk and return potential of a company.

Schroders: For its portion of the Acquired Fund,

Acquiring Fund may, through its normal stock
selection process, focus on one or more sectors of the
market.

The Acquiring Fund’s portfolio manager selects stocks
from an investment universe populated by multiple
fundamental equity investment teams at the sub-
adviser, Wellington Management Company LLP
(“Wellington Management”), with different investment
approaches to value investing. Each fundamental
equity investment team has a distinct investment
philosophy and analytical process to identify
securities. The Acquiring Fund’s investment universe
represents a wide range of investment philosophies,
companies, industries and market capitalizations. The
Acquiring Fund’s portfolio manager selects a subset of
securities from the investable universe for inclusion in
the portfolio, seeking to include stocks that the
fundamental equity investment teams believe are
high conviction or otherwise offer attractive risk-
return characteristics. The Acquiring Fund’s portfolio
manager also may invest a portion of the Acquiring
Fund’s assets in securities that the portfolio manager
believes may complement the Acquiring Fund’s total
risk profile or support overall portfolio construction
targets. The Acquiring Fund’s portfolio manager does
not allocate a set percentage to any investment
approach or security but instead seeks a flexible and
broad based Fund profile consistent with the
Acquiring Fund’s overall focus on value investing. The
portfolio manager also uses quantitative portfolio
construction tools as part of the investment process.

Equity securities include but are not limited to
common stock, depositary receipts, preferred stock,
securities convertible into common or preferred stock
and warrants or rights to acquire common stock.
Investments are deemed to be “foreign” if one or
more of the following criteria is met: (a) an issuer’s
domicile or location of headquarters is in a foreign
country; (b) an issuer is doing a substantial amount of
business outside the United States, which the
Acquiring Fund considers to be an issuer that derives
at least 50% of its revenues or profits outside the
United States or has at least 50% of its sales or assets
outside the United States; (c) the principal trading
market for a security of an issuer is located in a
foreign country; or (d) it is a foreign currency or the
investment is denominated in a foreign currency.
Wellington Management determines whether a
company is a value company based on traditional and
other measures of value, such as whether the
company is included in a third-party value index (e.g.
MSCI ACWI IMI Value Index, Russell 3000 Value Index,
or FTSE All-World Value Index) and/or whether the
company exhibits value characteristics based on
certain metrics, such as how the company’s price-to-
book (P/B) ratio and/or price-to-earnings (P/E) ratio
compares to the median of the MSCI EAFE Index (Net).
A company may be determined to be a value

	Acquired Fund (Hartford Climate Opportunities Fund)	Acquiring Fund (Hartford Alpha Capture International Value ETF)

Schroders seeks to exploit opportunities in the
securities of companies that it believes have already
recognized threats posed by climate change and are
embracing these challenges ahead of their peers,
companies that form part of the solution to problems
arising from climate change or companies that seek to
benefit from efforts to accommodate or limit the
impact of global climate change. These companies can
typically be classified as contributing to one or more
themes related to climate change, including clean
energy, energy efficiency, environmental resources,
sustainable transportation, and low carbon leaders.
Schroders currently considers a company to be a low
carbon leader if such company has a low carbon cost
structure relative to peers or if such company’s
products/services/corporate cultures promote new,
low carbon business models. Schroders relies on a
fundamental, research-driven, bottom-up approach to
identify issuers it believes will benefit from efforts to
accommodate or limit the impact of global climate
change and have the potential for capital growth.
Schroders considers factors such as a company’s
potential for above average earnings growth, a
security’s attractive relative valuation, and whether a
company has proprietary advantages. In addition,
Schroders integrates financially material ESG
characteristics (where available for an issuer) into
their investment process. ESG characteristics are one
of several factors that contribute to Schroders overall
evaluation of the risk and return potential of an
investment. Although Schroders may invest the
Acquired Fund’s assets across different sectors and
countries, including emerging markets, and has no
limit on the amount it may invest in any single sector
or country, it generally can be expected to emphasize
investments in the industrial sector, as this sector
tends to include companies that are beneficiaries of
efforts to mitigate or adapt to the impact of climate
change.
company under any of these factors.
Additional Investment Strategies
The Acquired Fund’s sub-advisers, Wellington
Management and Schroders, select investments
among those companies that they expect will seek
opportunities to address or benefit from climate
change, which include but are not limited to
companies classified as promoting clean and/or
efficient energy, sustainable transportation, and water
and/or resource management, companies exhibiting
low-carbon leadership, and businesses that service
such companies. Each of Wellington Management and
Schroders acts independently of the other and uses
its own fundamental research and analysis as the
basis for selecting investments. Each sub-adviser’s
fundamental analysis considers a company’s political/
regulatory environment, quality of management,
industry and business segment exposure to climate
change, and competitive dynamics to assess the
company’s ability to create value and sustain a
competitive advantage from the effects of global
climate change. Furthermore, a company’s balance

The Acquiring Fund’s portfolio manager selects
multiple fundamental equity investment teams with
complementary investment approaches to identify
securities for inclusion in the Acquiring Fund’s
investment universe. The fundamental equity
investment teams use what is sometimes referred to
as a “bottom up” approach. In analyzing a prospective
investment, the fundamental equity investment teams
use fundamental analysis and look at a number of
factors, such as business environment, management
quality, balance sheet, income statement, anticipated
earnings, revenues, dividends and other related
measures of valuation and growth potential.

In addition to the principal strategies described in the
summary section, the Acquiring Fund may also invest
in private placements and may use derivatives for
hedging purposes, to gain exposure to certain issuers
or market sectors, and/or to equitize cash. The
derivatives in which the Acquiring Fund may invest

Acquired Fund (Hartford Climate Opportunities Fund)	Acquiring Fund (Hartford Alpha Capture International Value ETF)

sheet and income statement are examined to
determine the quality and stability of the company’s
earnings and the potential for those earnings to grow.
Each sub-adviser may also consider the research
provided by industry/sector analysts who provide
in-depth company analysis by sector coverage, in
addition to other resources and tools.

With respect to Wellington Management’s ESG
considerations discussed in the summary section,
Wellington Management believes that financially
material ESG and risks can affect a company’s
financial performance and competitiveness.
Wellington Management’s ESG analysts also assist the
investment team in its identification of global best
practices, collaboration on company engagement, and
research related to voting proxies, as well as
collaborates on new research paths. Wellington
Management may place more weight on a factor
depending on the nature of the security, but the
factors Wellington Management generally evaluates
may include ownership structure, board structure and
membership, capital allocation track record,
management incentives, labor relations history, and
climate risks. Wellington Management seeks a better
understanding of these ESG characteristics through
fundamental analysis and management engagement,
incorporating the factors into its assessments, where
available and as applicable, and seeking to avoid
investments in securities where the ESG risk might be
under-represented in the price of the security.
Wellington Management also believes that active
engagement with companies can support changes in
corporate behavior and actions that benefit and help
mitigate these ESG risks or factors.

With respect to Schroders’ ESG analysis discussed in
the summary section, Schroders integrates financially
material ESG characteristics into all phases of the
investment process, from selection of investments to
portfolio construction and engagement. When
assessing the financially material ESG characteristics,
Schroders evaluates the risks and opportunities
around issues such as climate change, environmental
performance, labor standards and corporate
governance. Schroders conducts their analysis of ESG
characteristics primarily through the use of their
proprietary tools. Schroders believes that this ESG
assessment, which is integrated with more traditional
methods, is an important consideration to understand
the potential of a company. Schroders engages with
management of certain issuers regarding corporate
governance practices as well as what Schroders
deems to be materially important environmental
and/or social issues facing a company. The emphasis
that Schroders places on various factors when
purchasing and selling securities for the Acquired
Fund may change with changes in the markets.

The Acquired Fund invests in global stocks of all

include exchange and over-the-counter traded
transactions including, but not limited to, forward
currency contracts, futures, options and similar
derivatives instruments or combinations thereof. The
Acquiring Fund may also invest in other investment
companies (including exchange-traded funds (ETFs)),
exchange-traded notes (ETNs), real estate investment
trusts (REITs), depositary receipts, and restricted
securities. The Acquiring Fund may invest in securities
of companies that conduct their principal business
activities in emerging markets or whose securities are
traded principally on exchanges in emerging markets.

Acquired Fund (Hartford Climate Opportunities Fund)	Acquiring Fund (Hartford Alpha Capture International Value ETF)

market capitalizations, particularly those that seek to
address or benefit from the effects of climate change,
aiming to outperform the broader global markets over
the long term. The Acquired Fund’s sub-advisers may
also use derivatives for hedging purposes, to gain
exposure to certain issuers or market sectors, and/or
to equitize cash. The derivatives in which the Acquired
Fund may invest include exchange and over-the-
counter traded transactions including, but not limited
to, forward currency contracts, futures and options,
and similar derivatives instruments. The Acquired
Fund may also invest in other investment companies
(including exchange-traded funds (ETFs)), real estate
investment trusts (REITs), exchange-traded notes,
depositary receipts, and restricted securities.

The Funds are subject to similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of the Fees and Expenses
Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the 12-months ending April 30, 2026.
The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets as of April 30, 2026, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Actual expenses may vary significantly.
Shareholder Fees (fees paid directly from your investment)
	Hartford Climate Opportunities Fund (Acquired Fund)									Hartford Alpha Capture International Value ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%(1)	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1),(2)	1.00%(1)	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford Climate Opportunities Fund (Acquired Fund)									Hartford Alpha Capture International Value ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Management fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.50%
Distribution and service (12b-1) fees(3)	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None	None
Other expenses	0.33%	0.37%	0.33%	0.42%	0.38%	0.33%	0.21%	0.32%	0.21%	0.13%(4)
Total annual fund operating expenses	1.20%	1.99%	0.95%	1.54%	1.25%	0.95%	0.83%	0.94%	0.83%	0.63%
Fee waiver and/or expense reimbursement	0.01%(5)	0.05%(5)	0.06%(5)	0.13%(5)	0.14%(5)	0.14%(5)	0.14%(5)	0.15%(5)	0.14%(5)	0.07%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.19%(5)	1.94%(5)	0.89%(5)	1.41%(5)	1.11%(5)	0.81%(5)	0.69%(5)	0.79%(5)	0.69%(5)	0.56%(6)

(1)
In connection with the Conversion, effective June 30, 2026, no sales charges will be imposed on purchases of Class A shares of the Fund, and no contingent deferred sales charges (“CDSC”) will be imposed on redemptions of Class A or Class C shares of the Fund.
(2)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(3)
In connection with the Conversion, effective June 30, 2026, distribution and service (Rule 12b-1) fees on all applicable share classes of each Acquired Fund will be waived.
(4)
“Other expenses” of the Acquiring Fund are estimated for the current fiscal year.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.79% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
(6)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses to 0.56%. This contractual arrangement will remain in effect through February 29, 2028 unless the Board of Trustees of Hartford Funds Exchange-Traded Trust approves its earlier termination.
Example
The examples below are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each Fund, the examples also assume that:
●
Your investment has a 5% return each year.
●
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and/or expense reimbursement arrangements reflected in the tables above for only the first year).
●
You reinvest all dividends and distributions.
There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Pro forma numbers do not reflect cash paid in lieu of fractional Acquiring Fund Shares; the cost of the Conversion, which will be borne by HFMC and not the Funds; or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1	Year 3	Year 5	Year 10
Hartford Climate Opportunities Fund (Acquired Fund)
Class A	$665	$909	$1,172	$1,924
Class C	$297	$620	$1,068	$2,313
Class I	$91	$297	$520	$1,161
Class R3	$144	$474	$827	$1,823
Class R4	$113	$383	$673	$1,499
Class R5	$83	$289	$512	$1,154
Class R6	$70	$251	$447	$1,012
Class Y	$81	$285	$505	$1,141
Class F	$70	$251	$447	$1,012
Pro Forma – Hartford Alpha Capture International Value ETF (Acquiring Fund)	$57	$195	$344	$780
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the portfolio turnover rate of the Acquired Fund (as defined below) was 61% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2026, the portfolio turnover rate for the Acquired Fund was 34% of the average value of its portfolio. The Acquiring Fund is not operational and does not currently have investment assets.

SYNOPSIS –  Comparison of Hartford International Equity Fund and Hartford Alpha Capture International Equity ETF
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The Funds have the same investment objectives. Each Fund seeks long-term capital appreciation. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
Each Fund has similar principal investment strategies, but there are some differences in each Fund’s principal investment strategy that you should consider.
●
Similar to the Acquired Fund, the Acquiring Fund will invest at least 65% of its net assets in foreign equity securities.
●
However, the Acquiring Fund will not invest in emerging markets as part of its principal investment strategy.
●
Similar to the Acquired Fund, under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in equity securities.
●
Unlike the Acquired Fund, the Acquiring Fund will not use a multiple sleeve structure to construct the portfolio.
Each Fund has the same fundamental investment restrictions.
The following comparisons summarize the principal investment strategies and additional investment strategies of each Fund.
	Acquired Fund (Hartford International Equity Fund)	Acquiring Fund (Hartford Alpha Capture International Equity ETF)
Principal Investment Strategies
The Acquired Fund seeks to achieve its investment
objective by investing at least 65% of its net assets in
foreign equity securities. Under normal
circumstances, the Acquired Fund invests at least 80%
of its assets in equity securities or equity-related
securities, including derivative investments that
provide exposure to equity securities. The Acquired
Fund seeks to outperform the MSCI ACWI ex USA
Index. The Acquired Fund diversifies its investments
among a broad range of companies in a number of
different countries throughout the world, with no limit
on the amount of assets that may be invested in each
country. Securities in which the Acquired Fund invests
are denominated in both U.S. dollars and foreign
currencies and may trade in both U.S. and foreign
markets. The Acquired Fund may invest in securities
of companies that conduct their principal business
activities in emerging markets or whose securities are
traded principally on exchanges in emerging markets.
The Acquired Fund may invest in companies of any
market capitalization, and may trade securities
actively.

The Acquired Fund seeks its investment objective by
employing a multiple sleeve structure, which means
the Acquired Fund has several components that are
managed separately. Each component sleeve has a
distinct investment philosophy and analytical process
to identify specific securities for purchase or sale.
Wellington Management Company LLP (“Wellington
Management”), the Acquired Fund’s sub-adviser, uses
multiple investment styles that are intended to be
complementary. Wellington Management also may
invest a portion of the Acquired Fund’s assets in
securities that it believes may complement the risk
factor biases of the other sleeves (“Risk Managed

The Acquiring Fund seeks to achieve its investment
objective by investing at least 65% of its net assets in
foreign equity securities. Under normal
circumstances, the Acquiring Fund invests at least 80%
of its assets in equity securities. The Acquiring Fund
seeks to outperform the MSCI EAFE Index. The
Acquiring Fund diversifies its investments among a
broad range of companies in a number of different
countries throughout the world, with no limit on the
amount of assets that may be invested in each
country. Securities in which the Acquiring Fund invests
are denominated in both U.S. dollars and foreign
currencies and may trade in both U.S. and foreign
markets. The Acquiring Fund may invest in companies
of any market capitalization, but tends to focus on
large and medium capitalization companies. The
Acquiring Fund may trade securities actively. Based on
market or economic conditions, the Acquiring Fund
may, through its normal stock selection process, focus
on one or more sectors of the market.

The Acquiring Fund’s portfolio manager selects stocks
from an investment universe populated by multiple
fundamental equity investment teams at the sub-
adviser, Wellington Management Company LLP
(“Wellington Management”), with different investment
approaches and styles. Each fundamental equity
investment team has a distinct investment philosophy
and analytical process to identify securities. The
Acquiring Fund’s investment universe represents a
wide range of investment philosophies, companies,
industries and market capitalizations. The Acquiring
Fund’s portfolio manager selects a subset of securities
from the investable universe for inclusion in the
portfolio, seeking to include stocks that the
fundamental equity investment teams believe are

	Acquired Fund (Hartford International Equity Fund)	Acquiring Fund (Hartford Alpha Capture International Equity ETF)

Sleeve”) and selects such securities using systematic
screening methodologies. Wellington Management
does not allocate a set percentage to any specific
sleeve but instead seeks a flexible and diversified
Fund profile. Together the investment strategies
represent a wide range of investment philosophies,
companies, industries, and market capitalizations.

Equity securities include but are not limited to
common stock, depositary receipts, preferred stock,
securities convertible into common or preferred stock
and warrants or rights to acquire common stock.
Investments are deemed to be “foreign” if one or
more of the following criteria is met: (a) an issuer’s
domicile or location of headquarters is in a foreign
country; (b) an issuer is doing a substantial amount of
business outside the United States, which the
Acquired Fund considers to be an issuer that derives
at least 50% of its revenues or profits outside the
United States or has at least 50% of its sales or assets
outside the United States; (c) the principal trading
market for a security of an issuer is located in a
foreign country; or (d) it is a foreign currency or the
investment is denominated in a foreign currency.

high conviction or otherwise offer attractive risk-
return characteristics. The Acquiring Fund’s portfolio
manager also may invest a portion of the Acquiring
Fund’s assets in securities that the portfolio manager
believes may complement the Acquiring Fund’s total
risk profile or support overall portfolio construction
targets. The Acquiring Fund’s portfolio manager does
not allocate a set percentage to any investment
approach or security but instead seeks a flexible and
broad based Fund profile. The portfolio manager also
uses quantitative portfolio construction tools as part
of the investment process.

Equity securities include but are not limited to
common stock, depositary receipts, preferred stock,
securities convertible into common or preferred stock
and warrants or rights to acquire common stock.
Investments are deemed to be “foreign” if one or
more of the following criteria is met: (a) an issuer’s
domicile or location of headquarters is in a foreign
country; (b) an issuer is doing a substantial amount of
business outside the United States, which the
Acquiring Fund considers to be an issuer that derives
at least 50% of its revenues or profits outside the
United States or has at least 50% of its sales or assets
outside the United States; (c) the principal trading
market for a security of an issuer is located in a
foreign country; or (d) it is a foreign currency or the
investment is denominated in a foreign currency.

Additional Investment Strategies
Wellington Management chooses certain equity
securities in which the Acquired Fund invests using
what is sometimes referred to as a “bottom up”
approach, which is the use of fundamental analysis to
identify specific securities for purchase or sale. In
analyzing a prospective investment, Wellington
Management looks at a number of factors, such as
business environment, management quality, balance
sheet, income statement, anticipated earnings,
revenues, dividends and other related measures of
valuation and growth potential. Wellington
Management may also employ systematic screening
methodologies to select equity securities based on
risk factor characteristics that include, but are not
limited to, volatility, quality, value, growth, and
momentum risk factor characteristics. As of February
27, 2026, the sleeves within the Acquired Fund were
allocated to value, growth, and quality strategies and
the Risk Managed Sleeve. The Acquired Fund’s
Statement of Additional Information provides
additional information about the additional “sleeve”
portfolio managers as of February 27, 2026. The
portfolio manager may change the underlying “sleeve”
portfolio managers and allocations to the various
strategies at any time without notice to shareholders.

In addition to the principal strategies described in the
summary section, the Acquired Fund may also invest
in private placements and may use derivatives for
hedging purposes, to gain exposure to certain issuers

The Acquiring Fund’s portfolio manager selects
multiple fundamental equity investment teams with
complementary investment approaches to identify
securities for inclusion in the Acquiring Fund’s
investment universe. The fundamental equity
investment teams use what is sometimes referred to
as a “bottom up” approach. In analyzing a prospective
investment, the fundamental equity investment teams
use fundamental analysis and look at a number of
factors, such as business environment, management
quality, balance sheet, income statement, anticipated
earnings, revenues, dividends and other related
measures of valuation and growth potential.

In addition to the principal strategies described in the
summary section, the Acquiring Fund may also invest
in private placements and may use derivatives for
hedging purposes, to gain exposure to certain issuers
or market sectors, and/or to equitize cash. The
derivatives in which the Acquiring Fund may invest
include exchange and over-the-counter traded
transactions including, but not limited to, forward
currency contracts, futures, options and similar
derivatives instruments or combinations thereof. The
Acquiring Fund may also invest in other investment
companies (including exchange-traded funds (ETFs)),
exchange-traded notes (ETNs), real estate investment
trusts (REITs), depositary receipts, and restricted
securities. The Acquiring Fund may invest in securities
of companies that conduct their principal business

Acquired Fund (Hartford International Equity Fund)	Acquiring Fund (Hartford Alpha Capture International Equity ETF)

or market sectors, and/or to equitize cash. The
derivatives in which the Acquired Fund may invest
include exchange and over-the-counter traded
transactions including, but not limited to, forward
currency contracts, futures, options and similar
derivatives instruments or combinations thereof. The
Acquired Fund may also invest in other investment
companies (including exchange-traded funds (ETFs)),
exchange-traded notes (ETNs), real estate investment
trusts (REITs), depositary receipts, and restricted
securities.
activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
The Funds are subject to similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of the Fees and Expenses
Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the 12-months ending April 30, 2026.
The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets as of April 30, 2026, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Actual expenses may vary significantly.
Shareholder Fees (fees paid directly from your investment)
	Hartford International Equity Fund (Acquired Fund)									Hartford Alpha Capture International Equity ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%(1)	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1),(2)	1.00%(1)	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Hartford International Equity Fund (Acquired Fund)									Hartford Alpha Capture International Equity ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees(3)	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None	None
Other expenses	0.25%	0.33%	0.19%	0.30%	0.26%	0.20%	0.09%	0.19%	0.09%	0.06%(4)
Total annual fund operating expenses	0.96%	1.79%	0.65%	1.26%	0.97%	0.66%	0.55%	0.65%	0.55%	0.52%(5)

(1)
In connection with the Conversion, effective June 30, 2026, no sales charges will be imposed on purchases of Class A shares of the Fund, and no contingent deferred sales charges (“CDSC”) will be imposed on redemptions of Class A or Class C shares of the Fund.
(2)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(3)
In connection with the Conversion, effective June 30, 2026, distribution and service (Rule 12b-1) fees on all applicable share classes of each Acquired Fund will be waived.
(4)
“Other expenses” of the Acquiring Fund are estimated for the current fiscal year.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses to 0.52%. This contractual arrangement will remain in effect through February 29, 2028 unless the Board of Trustees of Hartford Funds Exchange-Traded Trust approves its earlier termination.
Example
The examples below are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each Fund, the examples also assume that:
●
Your investment has a 5% return each year.
●
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and/or expense reimbursement arrangements reflected in the tables above for only the first year).
●
You reinvest all dividends and distributions.
There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Pro forma numbers do not reflect cash paid in lieu of fractional Acquiring Fund Shares; the cost of the Conversion, which will be borne by HFMC and not the Funds; or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1	Year 3	Year 5	Year 10
Hartford International Equity Fund (Acquired Fund)
Class A	$643	$839	$1,052	$1,663
Class C	$282	$563	$970	$2,105
Class I	$66	$208	$362	$810
Class R3	$128	$400	$692	$1,523
Class R4	$99	$309	$536	$1,190
Class R5	$67	$211	$368	$822
Class R6	$56	$176	$307	$689
Class Y	$66	$208	$362	$810
Class F	$56	$176	$307	$689
Pro Forma – Hartford Alpha Capture International Equity ETF (Acquiring Fund)	$53	$167	$291	$653
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the portfolio turnover rate of the Acquired Fund (as defined below) was 27% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2026, the portfolio turnover rate for the Acquired Fund was 26% of the average value of its portfolio. The Acquiring Fund is not operational and does not currently have investment assets.

SYNOPSIS –  Comparison of The Hartford High Yield Fund and Hartford High Yield ETF
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The Funds have the same investment objective. Each Fund seeks to provide high current income, and long-term total return. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
The Funds have the same principal investment strategies and fundamental investment restrictions.
The following comparisons summarize the principal investment strategies and additional investment strategies of each Fund.
	Acquired Fund (The Hartford High Yield Fund)	Acquiring Fund (Hartford High Yield ETF)
Principal Investment Strategies
The Acquired Fund normally invests at least 80%, and
may invest up to 100%, of its assets in non-investment
grade debt securities (also referred to as “junk
bonds”). In seeking to achieve the Acquired Fund’s
investment objective, the sub-adviser, Wellington
Management Company LLP (“Wellington
Management”), invests in specific issuers and
securities that it considers to be attractive for
providing current income as well as total return. The
Acquired Fund may invest in various types of debt
securities, but primarily invests in corporate bonds.

The Acquired Fund may invest up to 30% of its net
assets in securities of foreign issuers, including non-
dollar securities. Wellington Management generally
seeks to hedge any foreign currency exposure back to
U.S. dollars. The Acquired Fund may invest in bonds of
any maturity or duration. The Acquired Fund may
make use of derivative investments, including futures
and options, swap transactions, forwards and foreign
currency transactions to manage risk (including
mitigating the effects of foreign currency fluctuations),
to replicate securities the Acquired Fund could buy
that are not currently available in the market, to
manage liquidity, or for other investment purposes.
The Acquired Fund may invest in certain restricted
securities, such as securities that are only eligible for
resale pursuant to Rule 144A, and securities of U.S.
and non-U.S. issuers that are issued pursuant to
Regulation S.

As part of the portfolio construction process,
Wellington Management combines its top-down
strategy with its bottom-up fundamental research. As
part of this process, Wellington Management focuses
on risk management; analysis of the business cycle;
and sector and quality positioning. Wellington
Management believes that opportunities arise when
there are inefficiencies in the high yield market. To
seek to take advantage of such inefficiencies,
Wellington Management seeks to identify mispriced
securities as part of the investment process.

Non-investment grade securities are securities rated
“Ba” or lower by Moody’s Ratings, “BB” or lower by S&P
Identical.

	Acquired Fund (The Hartford High Yield Fund)	Acquiring Fund (Hartford High Yield ETF)

Global Ratings or “BB” or lower by Fitch Ratings, Inc.,
or securities which, if unrated, are determined by
Wellington Management to be of comparable quality.
Debt securities include fixed income securities of any
type, including but not limited to, corporate debt
(including bonds), bank loans, loan participation
interests, government debt, and other securities that
have debt-like characteristics, such as certain
convertible bonds and preferred securities. Debt
securities may pay fixed, variable or floating interest
rates. The Acquired Fund may invest up to 20% of its
net assets in bank loans and loan participation
interests. The Acquired Fund may invest up to 15% of
its net assets in preferred stocks, convertible
securities, and securities accompanied by warrants to
purchase equity securities. The Acquired Fund may
not always remain fully invested. For instance, when
Wellington Management believes that market
conditions are unfavorable for profitable investing or
when it is otherwise unable to locate attractive
investment opportunities, the Acquired Fund’s cash or
cash equivalents may increase.

Additional Investment Strategies
The sub-adviser, Wellington Management, employs a
high conviction investment approach and combines
top-down strategy with bottom-up fundamental
research and comprehensive risk management within
the portfolio construction process. Bottom-up,
internally generated, fundamental research is
combined with top down/sector themes which
includes an analysis of the business cycle, together
with sector and quality positioning. An important
component of the portfolio construction process aims
to build a portfolio that is well diversified by industry
but also seeks to take advantage of favorable secular
or cyclical industry trends. Business cycle analysis is
important in determining the overall risk posture of
the Acquired Fund. Wellington Management
emphasizes risk control throughout the investment
process through credit research, portfolio
diversification, and analytics.

Wellington Management believes that opportunities
arise when there are inefficiencies in the high yield
market (for example, inefficiencies in the pricing of
default risk). To seek to take advantage of such
inefficiencies, Wellington Management seeks to
identify mispriced securities as part of the investment
process.

In addition to the principal strategies described in the
summary section, the Acquired Fund may also (1)
invest in other investment companies (including
exchange-traded funds (ETFs)), (2) invest in exchange-
traded notes, (3) invest in zero coupon securities, (4)
invest in contingent capital securities (also known as
contingent convertible securities or CoCos), which is a
type of convertible securities, (5) use other types of
derivative instruments, such as forward rate
agreements, (6) invest in Section 4(a)(2) securities, a
type of restricted security, and (7) invest in common
Identical.

Acquired Fund (The Hartford High Yield Fund)	Acquiring Fund (Hartford High Yield ETF)

stock. The Acquired Fund may also receive equity or
equity-related securities in connection with a
restructuring, conversion or workout of a prior or
existing fixed income investment. The foreign issuers
in which the Acquired Fund may invest include
securities of emerging market issuers.

The principal risks associated with an investment in the Acquired Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF and certain principal risks (e.g. Large Shareholder Transaction Risk) of the Acquired Fund are not principal risks, but rather additional risks of the Acquiring Fund. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of the Fees and Expenses
Fund shareholders pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of each class of shares of the Acquired Fund for the 12-months ending April 30, 2026.
The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Conversion, based on pro forma net assets as of April 30, 2026, as if the Conversion were in effect for the 12-month period. The fee tables do not reflect the costs associated with the Conversion. There is no separate pro forma combined column because the Acquiring Fund pro forma table shows the fees and expenses that will apply going forward; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Actual expenses may vary significantly.
Shareholder Fees (fees paid directly from your investment)
	The Hartford High Yield Fund (Acquired Fund)									Hartford High Yield ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%(1)	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1),(2)	1.00%(1)	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford High Yield Fund (Acquired Fund)									Hartford High Yield ETF (Acquiring Fund) Pro Forma
Share Classes	A	C	I	R3	R4	R5	R6	Y	F	ETF Shares
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.45%
Distribution and service (12b-1) fees(3)	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None	None
Other expenses	0.24%	0.25%	0.20%	0.30%	0.25%	0.19%	0.09%	0.19%	0.08%	0.06%(4)
Total annual fund operating expenses	0.99%	1.75%	0.70%	1.30%	1.00%	0.69%	0.59%	0.69%	0.58%	0.51%
Fee waiver and/or expense reimbursement	0.04%(5)	0.00%(5)	0.01%(5)	0.03%(5)	0.03%(5)	0.02%(5)	0.04%(5)	0.03%(5)	0.03%(5)	0.01%(6)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%(5)	1.75%(5)	0.69%(5)	1.27%(5)	0.97%(5)	0.67%(5)	0.55%(5)	0.66%(5)	0.55%(5)	0.50%(6)

(1)
In connection with the Conversion, effective June 30, 2026, no sales charges will be imposed on purchases of Class A shares of the Fund, and no contingent deferred sales charges (“CDSC”) will be imposed on redemptions of Class A or Class C shares of the Fund.
(2)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(3)
In connection with the Conversion, effective June 30, 2026, distribution and service (Rule 12b-1) fees on all applicable share classes of each Acquired Fund will be waived.
(4)
“Other expenses” of the Acquiring Fund are estimated for the current fiscal year.
(5)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 0.95% (Class A), 1.75% (Class C), 0.69% (Class I), 1.27% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.55% (Class R6), 0.66% (Class Y), and 0.55% (Class F). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
(6)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses to 0.50%. This contractual arrangement will remain in effect through February 29, 2028 unless the Board of Trustees of Hartford Funds Exchange-Traded Trust approves its earlier termination.
Example
The examples below are intended to help you compare the cost of investing in the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each Fund, the examples also assume that:
●
Your investment has a 5% return each year.
●
The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and/or expense reimbursement arrangements reflected in the tables above for only the first year).
●
You reinvest all dividends and distributions.
There is no separate pro forma combined row because the Acquiring Fund pro forma row shows the estimated costs after giving effect to the Conversion; the Acquiring Fund is not operational and does not currently have investment assets. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers assume a certain amount of asset attrition due to the inability of certain Acquired Fund Shareholders to hold shares of an ETF. Pro forma numbers do not reflect cash paid in lieu of fractional Acquiring Fund Shares; the cost of the Conversion, which will be borne by HFMC and not the Funds; or the transaction costs (e.g., brokerage commissions) in connection with any transition management techniques in connection with the Conversion, which will be borne by the respective Funds.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Year 1	Year 3	Year 5	Year 10
The Hartford High Yield Fund (Acquired Fund)
Class A	$543	$747	$969	$1,605
Class C	$278	$551	$949	$2,062
Class I	$70	$223	$389	$870
Class R3	$129	$409	$710	$1,565
Class R4	$99	$315	$550	$1,222
Class R5	$68	$219	$382	$857
Class R6	$56	$185	$325	$734
Class Y	$67	$218	$381	$856
Class F	$56	$183	$321	$723
Pro Forma – Hartford High Yield ETF (Acquiring Fund)	$51	$163	$284	$640
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the portfolio turnover rate of the Acquired Fund (as defined below) was 51% of the average value of its portfolio. During the most recent semi-annual period ended on April 30, 2026, the portfolio turnover rate for the Acquired Fund was 46% of the average value of its portfolio. The Acquiring Fund is not operational and does not currently have investment assets.

COMPARISON OF THE PRINCIPAL RISKS
Each Acquired Fund and the corresponding Acquiring Fund have similar principal risks as described below. However, there are some differences in which you should be aware as described in the table below.
Conversion	Comparison of Principal Risks
Hartford Climate Opportunities Fund Conversion
The following principal risks are unique to an investment in the Acquired
Fund: Climate Change Investment Focus Risk, Emerging Markets Risk,
Large Shareholder Transaction Risk, Small Cap Securities Risk, and
Volatility Risk. With the exception of Climate Change Investment Focus
Risk, each of these risks are additional risks of the corresponding
Acquiring Fund.

The following principal risks are unique to an investment in the corresponding Acquiring Fund: Authorized Participant Concentration
Risk, Market Price Risk, Quantitative Investing Risk, and Value Investing
Style Risk.

Hartford International Equity Fund Conversion
The following principal risks are unique to an investment in the Acquired
Fund: Emerging Markets Risk, Large Shareholder Transaction Risk, and
Small Cap Securities Risk. Each of these risks are additional risks of the corresponding Acquiring Fund.

The following principal risks are unique to an investment in the corresponding Acquiring Fund: Authorized Participant Concentration
Risk and Market Price Risk.

The Hartford High Yield Fund Conversion
Large Shareholder Transaction Risk is unique to an investment in the
Acquired Fund, which is an additional risk of the corresponding
Acquiring Fund.

The following principal risks are unique to an investment in the corresponding Acquiring Fund: Authorized Participant Concentration
Risk, Cash Transactions Risk, and Market Price Risk.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective. The principal risks for each Acquired Fund and the corresponding Acquiring Fund are identified in the table below followed by a description of each risk.
The additional risks of each Acquiring Fund are set forth in the prospectus that accompanies this Combined Information Statement/Prospectus.

	Hartford Climate Opportunities Fund Conversion		Hartford International Equity Fund Conversion		The Hartford High Yield Fund Conversion
√ Principal Risk	Hartford Climate Opportunities Fund (Acquired Fund)	Hartford Alpha Capture International Value ETF (Acquiring Fund)	Hartford International Equity Fund (Acquired Fund)	Hartford Alpha Capture International Equity ETF (Acquiring Fund)	The Hartford High Yield Fund (Acquired Fund)	Hartford High Yield ETF (Acquiring Fund)
Active Investment Management Risk	√	√	√	√	√	√
Active Trading Risk	√	√	√	√
Authorized Participant Concentration Risk		√		√		√
Call Risk					√	√
Cash Position Risk					√	√
Cash Transactions Risk						√
Climate Change Investment Focus Risk	√
Convertible Securities Risk					√	√
Credit Risk					√	√
Currency Risk	√	√	√	√	√	√
Derivatives Risk					√	√
Forward Currency Contracts Risk					√	√
Futures and Options Risk					√	√
Swaps Risk					√	√
Equity Risk	√	√	√	√
Event Risk					√	√
Foreign Investments Risk	√	√	√	√	√	√
Emerging Markets Risk	√		√
High Yield Investments Risk					√	√
Interest Rate Risk					√	√
Large Cap Securities Risk	√	√	√	√
Large Shareholder Transaction Risk	√		√		√
Leverage Risk					√	√
Liquidity Risk					√	√
Loans and Loan Participations Risk					√	√
Market Price Risk		√		√		√
Market Risk	√	√	√	√	√	√
Mid-Cap Securities Risk	√	√	√	√
Multi-Manager Risk	√
Quantitative Investing Risk		√	√	√
Regional/Country Focus Risk	√	√	√	√
Restricted Securities Risk					√	√
Sector Risk	√	√	√	√
Small Cap Securities Risk	√		√
Value Investing Style Risk		√
Volatility Risk	√				√	√
Active Investment Management Risk –  The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. Although the sub-adviser considers several factors when making investment decisions, the sub-adviser may not evaluate every factor prior to investing in a company or issuer, and the sub-adviser may determine that certain factors are more significant than others.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.

Authorized Participant Concentration Risk –  Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants on an agency basis (i.e., on behalf of other market participants), and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Call Risk –  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Cash Position Risk –  When the Fund is not fully invested, the Fund is subject to the risk that it will not participate in market advances to the same extent that it would if it remained fully invested, which may prevent the Fund from achieving its investment objective.
Cash Transactions Risk –  The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Because the Fund may effect redemptions for cash rather than in-kind, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Climate Change Investment Focus Risk –  The Fund’s focus on securities of issuers that seek opportunities to address or benefit from climate change may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally. In addition, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. Further, the regulatory landscape with respect to climate change investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process with respect to climate change investing.
Convertible Securities Risk –  Convertible securities are subject to certain risks of both equity and debt securities. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.
Credit Risk –  Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Periods of market volatility may increase credit risk.
Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Derivatives Risk –  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Forward Currency Contracts Risk –  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Futures and Options Risk –  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk –  A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Equity Risk –  The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk –  Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection, less stringent accounting, corporate governance, financial reporting and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s foreign investments. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk –  The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments could cause losses to the Fund and/or negatively affect liquidity. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
High Yield Investments Risk –  High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell. Investments in distressed securities inherently have more credit risk than investments in non-distressed issuers. In the event that an issuer of distressed securities defaults or initiates insolvency proceedings, the Fund may lose all of its investment in the distressed securities.
Interest Rate Risk –  The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Large Cap Securities Risk –  The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Large Shareholder Transaction Risk –  The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
Leverage Risk –  Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so.
Liquidity Risk –  The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Loans and Loan Participations Risk –  Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at an advantageous time or price. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. In addition, because liquidity in certain underlying portfolio securities may fluctuate over time, shares of the Fund may, at times, trade at a larger than normal premium or discount to NAV. In addition, to the extent certain of the Fund’s portfolio securities are trading on days or at times the Fund’s shares are not trading, bid-ask spreads and the resulting premium or discount to the NAV of the Fund’s shares may widen. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Investment Manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Where all or a portion of the Fund’s underlying securities trade in a market that is closed, when the market in which the Fund shares are listed and trading is open, there may be changes between the last available quotation from the closed foreign market, and the value of such security during the Fund’s domestic trading day. This could lead to differences between the market price of the Fund shares and the underlying value of the Fund’s holdings. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Market Risk –  Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events (or threat thereof), such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Mid-Cap Securities Risk –  The securities of mid-capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
Multi-Manager Risk –  The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. Wellington Management and Schroders make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one sub-adviser may purchase an investment for the Fund at the same time that the other sub-adviser sells the same investment, resulting in higher expenses without accomplishing any net investment result; or that the sub-advisers purchase the same investment at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment.
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in the analysis, the weights placed on each factor, and changes in the historical trends of the factors.
Regional/Country Focus Risk –  To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory, economic and other risks associated with that region or country. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Restricted Securities Risk –  Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Sector Risk –  To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Small Cap Securities Risk –  Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Value Investing Style Risk –  Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value or may even be overpriced. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles. “Value” securities can be undervalued by the market for long periods of time.
Volatility Risk –  The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.

REASONS FOR THE CONVERSIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE CONVERSIONS
Hartford Funds Management Company, LLC (the “Investment Manager” or “HFMC”), the investment manager of each Acquired Fund and the corresponding Acquiring Fund, proposed each Conversion because it believes that each Conversion is in the best interests of the respective Acquired Fund. The Investment Manager believes that each Conversion will lower the overall net expense ratio taking into consideration the expense limitation arrangements that will be in place until February 29, 2028 and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency. In addition, the Investment Manager believes that reorganizing the Hartford Climate Opportunities Fund into the Hartford Alpha Capture International Value ETF and the Hartford International Equity Fund into the Hartford Alpha Capture International Equity ETF will provide shareholders an opportunity to access a strategy with an innovative approach to risk management and portfolio construction. The Investment Manager believes that each Acquiring Fund’s investment strategy has a better opportunity to gain scale in the ETF wrapper and that a Conversion is preferable to liquidating an Acquired Fund or other alternatives.
Each Conversion was presented to the Board for consideration and approval at a meeting held on May 19-20, 2026. In advance of the meeting, the Board requested and received detailed information from the Investment Manager regarding each Conversion. The Board also received presentations from representatives of the Investment Manager at the meeting held on May 19-20, 2026 regarding each Conversion. After reviewing and evaluating the materials and presentations received by the Board, including the factors summarized below and other information in this Combined Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved each Conversion as set forth in the Plan. In reviewing each Conversion, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel. In addition, the Independent Directors engaged an independent consultant (the “Consultant”) to assist them in evaluating each Acquiring Fund’s management fee rate and estimated overall expense ratio. The Board considered all factors deemed pertinent in its business judgment, including the potential benefits and costs of each Conversion to the shareholders of each Acquiring Fund. These considerations included the following:
●
Each Acquired Fund and corresponding Acquiring Fund have the same investment objective and fundamental investment policies. There are differences between the investment strategies of Hartford Climate Opportunities Fund and Hartford Alpha Capture International Value ETF and between the investment strategies of Hartford International Equity Fund and Hartford Alpha Capture International Equity ETF. The investment strategies of The Hartford High Yield Fund and Hartford High Yield ETF are identical.
●
HFMC is the investment manager to each Acquired Fund and the corresponding Acquiring Fund, and there are no material differences in the contractual terms of the investment management agreements. HFMC represented that a Conversion will not result in any decline in the level of services from the level of services that historically has been provided to an Acquired Fund.
●
A vote of shareholders is not required under the organizational documents governing each Acquired Fund.
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Each Conversion met the conditions of Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of an Acquired Fund or the corresponding Acquiring Fund.
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HFMC, and not the Funds, will bear all costs associated with each Conversion. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, and stamp tax, if any, and security registration fees, which typically are Fund expenses. HFMC provided information regarding the estimated brokerage expenses and other transaction costs that are expected to result from each Conversion.
●
Each Acquiring Fund will have a lower overall net expense ratio than each share class of the corresponding Acquired Fund. The Acquiring Funds and Acquired Funds use a non-unitary management fee structure. The management fee rate for the Hartford Alpha Capture International Value ETF and Hartford High Yield ETF will be lower than the management fee rate for the corresponding Acquired Fund. The management fee rate for the Hartford Alpha Capture International Equity ETF will be the same as that of the corresponding Acquired Fund. The Consultant provided its independent analysis and views regarding each Acquiring Fund’s management fee rate and estimated overall expense ratio.
●
Each Acquired Fund’s Distribution (Rule 12b-1) Fees will be waived beginning on June 30, 2026.
●
Shareholders of an Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the corresponding Acquiring Fund, and if a shareholder does not hold their shares of the

Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Conversion. HFMC described the impact to different types of shareholders as set forth in the Plan in the event such shareholders do not have a brokerage account that is permitted to hold ETF shares.
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A portion of each Acquired Fund’s shareholder base is not likely to participate in the respective Conversion and, therefore, the corresponding Acquiring Fund will have reduced assets after the Conversion as compared to the Acquired Fund.
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HFMC has implemented a communications plan intended to provide significant notice to shareholders so that they may enter into appropriate arrangements prior to a Conversion. As part of this communications plan, HFMC will engage with Acquired Fund shareholders or their financial intermediaries on the potential implications of a Conversion, including the need to have a brokerage account in place prior to the Conversion.
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Each Conversion is intended to be a tax-free reorganization.
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Each Acquiring Fund will assume the financial and performance history of its corresponding Acquired Fund following the Conversion.
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Shares of an Acquiring Fund and/or, in some cases, cash or shares of The Hartford Short Duration Fund, that would be received by the shareholders of the corresponding Acquired Fund in the exchange will have an aggregate NAV equal to the aggregate NAV of their shares of the corresponding Acquired Fund as of the Closing Date of the Conversion.
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Each Acquiring Fund does not issue fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, in which case, the cash payment may be taxable.
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There are alternatives available for shareholders of an Acquired Fund, including the ability to redeem or exchange their shares of the Acquired Fund prior to the Conversion without being subject to any Fund-imposed fees.
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Current shareholders of an Acquired Fund are expected to benefit from the potential for greater tax efficiency and trading efficiency available from the ETF structure relative to the mutual fund structure.
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HFMC believes that a Conversion provides a better resolution for an Acquired Fund as compared to other options, such as allowing the Acquired Fund to continue to operate, launching a new ETF, or merging the Acquired Fund into another fund.
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There are potential benefits to HFMC in expanding its ETF line-up and potential conflicts of interest around such benefits.
Based upon their evaluation of the relevant information presented to it, the Acquired Funds Board, including all of the Independent Directors, approved the Plan. With respect to each Conversion, the Acquired Funds Board, including all of the Independent Directors, determined that participation in the Conversion is in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Conversion.

MANAGEMENT OF THE FUNDS
The Investment Manager and Sub-Advisers
The Investment Manager
Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund. The Investment Manager is an indirect subsidiary of The Hartford Insurance Group, Inc. (“The Hartford”), a Connecticut-based financial services company. As of March 31, 2026, the Investment Manager and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $149.15 billion in discretionary assets under management. The Investment Manager is responsible for the management of the Funds and supervises the activities of the investment sub-advisers described below. The Investment Manager is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
The investment management agreement between the Trust and HFMC, on behalf of the Acquiring Funds, will terminate upon the closing of the Transaction (as defined below) due to a proposed change of control of HFMC, which is expected to close in the first quarter of 2027. The Hartford and Wellington Management have reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP (“WIAH”), Wellington Management’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”), the direct parent company of HFMC, and certain affiliates (including HFMC) (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing investment management agreement between the Trust and HFMC within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment management agreement automatically terminates upon its “assignment” under the terms of the agreement and the applicable provisions of the 1940 Act, the change in control will terminate the existing investment management agreement entered into by the Trust on behalf of each Acquiring Fund and require that the Board and Acquiring Fund Shareholders approve a new investment management agreement for the Acquiring Fund. To address this requirement with respect to each Acquiring Fund, prior to the Conversion Date and the Acquiring Fund’s public offering to shareholders, the Board and the sole initial shareholder of the Acquiring Fund are expected to approve both the current investment management agreement and a new investment management agreement with approval of the new investment management agreement contingent upon the approval of the corresponding Acquired Fund’s shareholders, with the latter to take effect upon the closing of the Transaction to replace the current investment management agreement. Shareholders of each Acquired Fund will receive a proxy statement providing details regarding the Transaction and will be asked to approve the new investment management agreement for the corresponding Acquiring Fund that will be effective upon the closing of the Transaction.
Following the closing of the Transaction, HFMC will continue to serve as investment manager to the Acquiring Fund pursuant to the new investment management agreement contingent upon approval of the corresponding Acquired Fund’s shareholders. The investment management services to be provided by HFMC under the new investment management agreement are identical to the services provided under the existing investment management agreement, and no changes in the contractual management fee will result from the new agreement.
The contractual management fee of each Acquired Fund and the corresponding Acquiring Fund are set forth below. The contractual management fees set forth below are accrued daily and paid monthly, equal on an annual basis to a stated percentage of such Fund’s average daily net assets.
Hartford Climate Opportunities Fund Conversion
Hartford Climate Opportunities Fund (Acquired Fund)
Average Daily Net Assets	Annual Rate
First $500 million	0.6200%
Next $500 million	0.6000%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5750%
Amount Over $5 billion	0.5700%

Hartford Alpha Capture International Value ETF (Acquiring Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.5000%
Amount Over $1 billion	0.4900%
Hartford International Equity Fund Conversion
Hartford International Equity Fund (Acquired Fund) and Hartford Alpha Capture International Equity ETF (Acquiring Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.4600%
Next $1 billion	0.4500%
Next $3 billion	0.4400%
Amount Over $5 billion	0.4300%
The Hartford High Yield Fund Conversion
The Hartford High Yield Fund (Acquired Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.5000%
Next $4 billion	0.4500%
Next $5 billion	0.4400%
Amount Over $10 billion	0.4350%
Hartford High Yield ETF (Acquiring Fund)
Average Daily Net Assets	Annual Rate
First $1 billion	0.4500%
Amount Over $1 billion	0.4350%
For the fiscal year ended October 31, 2025, each Acquired Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee
Hartford Climate Opportunities Fund	0.62%
Hartford International Equity Fund	0.46%
The Hartford High Yield Fund	0.50%
The Acquiring Funds have no operational history and therefore no effective annual management fees to report.
With respect to each Acquired Fund, a discussion regarding the basis for the Board of Directors’ approval of the investment management agreement with the Investment Manager and the investment sub-advisory agreement(s) and, where applicable, the sub-sub-advisory agreement, is available in the Acquired Fund’s Annual Financial Statements and Other Information filed on Form N-CSR for the fiscal year ended October 31, 2025. With respect to each Acquiring Fund, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement with the Investment Manager and the investment sub-advisory agreement, will be available in the Acquiring Funds’ Annual Financial Statements and Other Information filed on Form N-CSR for the period ended October 31, 2026.
The Investment Manager pays a sub-advisory fee to one or more sub-advisers out of its management fee.
“Manager of Managers” Structure
The Investment Manager and each Acquired Fund rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors/Trustees, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Investment Manager, on behalf of the Funds and subject to the approval of the Board of Directors/Trustees, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with the Investment Manager (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Manager or of another company that, indirectly or directly wholly owns the Investment Manager (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship. Shareholders of each of Hartford Climate Opportunities Fund and Hartford International Equity Fund have approved the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. Shareholders of The Hartford High Yield Fund have approved the operation of the Fund under the Original Relief set forth in the Order. The Investment Manager and the Acquiring Funds will rely on the Order from the SEC under which the Funds operate pursuant to a “Manager of Managers” structure. The sole initial shareholder of each of Hartford Alpha Capture International Value ETF and Hartford Alpha Capture International Equity ETF is expected to approve the operation of the Fund under (i) both the Original Relief and the Expanded Relief set forth in the Order and/or (ii) any future law, regulation, guidance, or exemptive relief provided by the SEC. The sole initial shareholder of Hartford High Yield ETF is expected to approve the operation of the Fund under the Original Relief set forth in the Order.
The Investment Sub-Adviser
Wellington Management serves as a sub-adviser to the Funds and performs the daily investment of the assets for each Fund (or portion thereof in the case of Hartford Climate Opportunities Fund). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2026, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.290 trillion in assets.
Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”) serve as a sub-adviser and sub-sub-adviser, respectively, to the Hartford Climate Opportunities Fund and perform the daily investment of the assets for a portion of the Hartford Climate Opportunities Fund. SIMNA and SIMNA Ltd. will not serve as a sub-adviser and a sub-sub-adviser, respectively, to Hartford Alpha Capture International Value ETF.
Portfolio Managers
The portfolio managers for each Fund are set forth below. The individual responsibilities of each portfolio manager to a Fund may differ and may include, among other things, security selection for all or a portion of the Fund, involvement in portfolio construction, asset allocation, and/or general oversight of the portfolio management of the Fund.
Hartford Climate Opportunities Fund Conversion
Hartford Climate Opportunities Fund (Acquired Fund)
Alan Hsu, Managing Director, Global Industry Analyst, and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager of the Acquired Fund since its inception in 2016. Mr. Hsu joined Wellington Management as an investment professional in 2008.
G. Thomas Levering, Senior Managing Director and Global Industry Analyst of Wellington Management, has served as a portfolio manager of the Acquired Fund since its inception in 2016. Mr. Levering is a member of the Global Environmental Opportunities investment team and is also a portfolio manager for the Global Utilities and Enduring Assets approaches at Wellington Management. Mr. Levering joined Wellington Management as an investment professional in 2000.
Simon Webber, CFA, Portfolio Manager and Lead Portfolio Manager for Global and International Equities of Schroders, has served as a portfolio manager of the Acquired Fund since 2019. He joined Schroders as a research analyst in 1999 and has managed Schroders Global Climate Change strategy since 2007.
Isabella Hervey-Bathurst, Portfolio Manager and Global Sector Specialist of Schroders, has served as a portfolio manager of the Acquired Fund since 2021. She joined Schroders in 2014 as an investment professional and has provided research support for the Schroders Global Climate Change strategy since 2014. Prior to joining Schroders, she was an investment associate at Ruffer.

Hartford Alpha Capture International Value ETF (Acquiring Fund)
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, will serve as the portfolio manager for the Acquiring Fund. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Hartford International Equity Fund Conversion
Hartford International Equity Fund (Acquired Fund) and Hartford Alpha Capture International Equity ETF (Acquiring Fund)
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, will serve as the portfolio manager to the Acquiring Fund and has served as portfolio manager for the Acquired Fund since 2019 and has been involved in research and portfolio construction for the Acquired Fund since 2015. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
The Hartford High Yield Fund Conversion
The Hartford High Yield Fund (Acquired Fund) and Hartford High Yield ETF (Acquiring Fund)
Blake Huynh, CPA, Managing Director, Fixed Income Portfolio Manager and Credit Analyst of Wellington Management, will serve as the portfolio manager to the Acquiring Fund and has served as portfolio manager for the Acquired Fund since March 2026. Mr. Huynh joined Wellington Management in 2014 and has been an investment professional since 1997.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

PERFORMANCE OF THE FUNDS
Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history prior to the Conversion. Each Acquiring Fund has been organized solely in connection with the Conversion to acquire all of the eligible assets and liabilities of the corresponding Acquired Fund. Each Acquiring Fund is adopting the historical performance of Class F of the corresponding Acquired Fund, which will be the “accounting survivor.” This means that each Acquiring Fund will continue to show the historical investment performance and returns of the corresponding Acquired Fund (even after liquidation of the corresponding Acquired Fund).
The historical performance of Class F of each Acquired Fund is included in the Acquiring Funds’ prospectus that accompanies this Combined Information Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE CONVERSIONS
The Agreement and Plan of Reorganization and Liquidation
This is only a summary of the Agreement and Plan of Reorganization and Liquidation (the “Plan”). You should read the form of Plan, which is attached as Appendix A to this Combined Information Statement/Prospectus, for complete information about each Conversion.
Each Conversion will take place after various conditions are satisfied, including the preparation of certain documents. The Company and the Trust will determine a specific Closing Date on which a Conversion will take place.
With respect to each Conversion, the Plan provides for (i) the transfer of all eligible assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) with an aggregate net asset value equal to that of the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), as described herein, on the closing date of the Conversion; (ii) the assumption by the corresponding Acquiring Fund of all liabilities of the Acquired Fund; (iii) the distribution of the corresponding Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who, as of the closing date of the Conversion, hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares; (iv) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (v) with respect to Acquired Fund Shareholders (other than those described in (vi) below) who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders; and (vi) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares directly with the Acquired Fund in an individual retirement account (“IRA”) or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a., the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders.
Shareholders of an Acquired Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the corresponding Acquiring Fund, and if a shareholder does not hold their shares of the Acquired Fund through that type of brokerage account, the shareholder will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, depending on the type of shareholder account, the following may occur:
●
If you hold your shares of an Acquired Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
●
If you hold your shares of an Acquired Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion or, if applicable, your financial intermediary may transfer your investment in an Acquired Fund to a different investment option prior to the Conversion.
●
If you own shares of an Acquired Fund in a directly held retirement account, such as an IRA, or Coverdell account through Hartford Funds and maintained by UMB Bank, n.a. (a “Direct Held Qualified Account”), we encourage you to (i) transfer your Acquired Fund Shares to a brokerage account that can accept shares of the Acquiring Fund (see the paragraph below for more information) prior to the Conversion or (ii) provide instructions for the exchange or reinvestment of Acquired Fund Shares prior to the Conversion. If a Direct Held Qualified Account shareholder does not provide instructions prior to the Conversion, your Acquired Fund Shares will –    without any further notice –    be automatically exchanged on the Conversion Date for shares of The Hartford Short Duration Fund (“Short Duration Fund”). This automatic exchange provision is disclosed in the applicable custodial agreement and is applicable to each Direct Held Qualified Account. The Short Duration Fund has a different investment objective, principal investment strategy and principal risks than an Acquired Fund. If you do not wish for your Acquired Fund Shares to be automatically exchanged for shares of the Short Duration Fund, you must contact an Acquired Fund at 1-888-843-7824 before the Conversion Date. If an Acquired Fund does not receive any instructions prior to the Conversion Date, your Acquired Fund Shares held in the Direct Held Qualified Account will be exchanged for shares of the same class of the Short Duration Fund.
●
If you hold your shares of an Acquired Fund in an account directly (i.e. not plan level or an omnibus position) with the Acquired Fund’s transfer agent, Hartford Administrative Services Company, you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the

Conversion. If such a change is not made prior to the Conversion, you will not receive shares of the corresponding Acquiring Fund as part of the Conversion. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund Shares as of the Conversion Date, which is a taxable event.
With respect to each Conversion, after shares of the Acquiring Fund are distributed to the corresponding Acquired Fund’s shareholders, the corresponding Acquired Fund will be completely liquidated and dissolved. As a result of the Conversion, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the corresponding Acquiring Fund. This exchange will occur on the Closing Date of the Conversion.
The parties may agree to amend the Plan to the extent permitted by law. If the Company agrees, the Plan may be terminated or abandoned at any time before a Conversion. The consummation of any Conversion shall not be contingent on the consummation of any other Conversion.
The Company and the Trust have each made representations and warranties in the Plan that are customary in matters such as a Conversion. The Plan contains a number of conditions precedent that must occur before an Acquired Fund or Acquiring Fund is obligated to proceed with the Conversion. One of these conditions requires that the Company and the Trust shall each have received a tax opinion as described below that the consummation of the Conversion will not result in the recognition of gain or loss for federal income tax purposes. The receipt of a tax opinion is a condition of the Conversion that cannot be waived.
Although shareholder approval of each Conversion is not required and the Investment Manager does not anticipate that any Conversion will be terminated, if a Conversion is terminated, shareholders of the respective Acquired Fund would be notified of the change and the Acquired Fund would continue to operate as a series of the Company.
Tax Considerations
The following is a general summary of some of the important U.S. federal income tax consequences of each Conversion, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that have their Acquired Fund Shares exchanged for the corresponding Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, and local tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan and to the IRA shareholders whose Acquired Fund Shares are exchanged for shares of Short Duration Fund, or shareholders who do not hold their shares of the Acquired Fund via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and will therefore have their investment liquidated.
Each Conversion is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. With respect to each Conversion as a condition to the consummation of the Conversion, Dechert LLP, counsel to the Funds, will deliver an opinion (“Tax Opinion”) to the Company and the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of an Acquired Fund and the corresponding Acquiring Fund) and the existing federal income tax law, and conditioned on the Conversion being completed in accordance with the Plan, for federal income tax purposes:
●
The Conversion will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
●
No Fund will recognize any gain or loss as a direct result of the Conversion;
●
The Acquired Fund’s shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for the corresponding Acquiring Fund Shares, except with respect to cash received, if any;
●
The aggregate tax basis in the Acquiring Fund Shares that an Acquired Fund shareholder receives pursuant to the Conversion will be the same as the aggregate tax basis in the Acquired Fund Shares the shareholder holds immediately before the Conversion (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for the Acquiring Fund Shares that an Acquired Fund shareholder receives pursuant to the Conversion will include the holding period for the Acquired Fund Shares the shareholder holds immediately before the Conversion, provided that the shareholder holds the shares as capital assets at the time of the Conversion;
●
The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Conversion, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore immediately after the Conversion; and
●
The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund without limitation.
Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of each Conversion on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the IRA shareholders redeeming or exchanging their Acquired Fund Shares for shares of Short Duration Fund or another investment option, and as to the shareholders who do not hold their Acquired Fund Shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Conversion.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Conversion will be as described above. If a Conversion were consummated but the IRS or the courts were to determine that the Conversion did not qualify as a tax-free reorganization under the Code, and thus was taxable, an Acquired Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the shares of the corresponding Acquiring Fund it received.
The tax year of an Acquired Fund is expected to continue with the corresponding Acquiring Fund, and the capital gains, if any, resulting from securities sales or portfolio turnover prior to the Conversion may be distributed by the corresponding Acquiring Fund after the Conversion. If a Conversion were to end the tax year of an Acquired Fund (which is not the intended or expected plan as of the date of this Combined Information Statement/Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Conversion. If determined necessary by an Acquired Fund and the corresponding Acquiring Fund, the Acquired Fund may declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Conversion. In addition, even if its tax year is expected to continue with the corresponding Acquiring Fund, an Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Conversion.
General Limitation on Losses. Assuming a Conversion qualifies as a tax-free reorganization, as expected, the corresponding Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Conversion, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of an Acquired Fund will be available to offset future gains recognized by the combined Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.
If, as is anticipated, at the time of the closing of a Conversion, the corresponding Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Conversion.
Thus, a Conversion of an Acquired Fund into the corresponding Acquiring Fund is not expected to result in any limitation on the use by the corresponding Acquiring Fund of the Acquired Fund’s capital loss carryovers, if any. However, the capital losses of the corresponding Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the corresponding Acquiring Fund Shares or other Conversion transactions in which the Acquiring Fund might engage post-Conversion.
The foregoing description of the U.S. federal income tax consequences of each Conversion applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, and other tax laws because this discussion only relates to U.S. federal income tax laws.

At October 31, 2025 (tax year end), each Acquired Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:
Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Hartford Climate Opportunities Fund	$0	$0
Hartford International Equity Fund	$0	$0
The Hartford High Yield Fund	$2,212,286	$37,487,475
Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with each Conversion other than brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees, which will be borne by the respective Fund.
Accounting Survivor
With respect to each Conversion, Class F shares of the corresponding Acquired Fund will be the accounting survivor of the Conversion.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Capital Structure and Shareholder Rights
Each Acquired Fund is a series of The Hartford Mutual Funds, Inc. The Hartford Mutual Funds, Inc. is an open-end, registered management investment company. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The operations of The Hartford Mutual Funds, Inc. are governed by its Articles of Amendment and Restatement along with any amendments or supplements thereto, Amended and Restated By-Laws, and state law. The Hartford Mutual Funds, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Each Acquiring Fund is a series of Hartford Funds Exchange-Traded Trust. Hartford Funds Exchange-Traded Trust, an open-end, registered management investment company, was established as a Delaware statutory trust on September 20, 2010. Hartford Funds Exchange-Traded Trust operates pursuant to an Amended and Restated Agreement and Declaration of Trust, its By-Laws, and state law. Hartford Funds Exchange-Traded Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws. Comparisons of the organizational documents governing The Hartford Mutual Funds, Inc. and Hartford Funds Exchange-Traded Trust are provided in Appendix C to this Combined Information Statement/Prospectus.
Capitalization of the Funds
The tables below for each Conversion set forth the net assets, number of shares outstanding, and net asset value per share, assuming a Conversion occurred as of June 12, 2026. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the corresponding Acquiring Fund after giving effect to the Conversion and assuming the Conversion occurred as of June 12, 2026. These numbers are examples of the number of shares of an Acquiring Fund that would have been exchanged for the shares of the corresponding Acquired Fund if the Conversion had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Conversion, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional Acquiring Fund Shares.
Hartford Climate Opportunities Fund Conversion
	Net Assets	Net Asset Value Per Share(1)	Shares Outstanding
Hartford Climate Opportunities Fund - Class A	$42,520,647	$20.97	2,027,862
Hartford Climate Opportunities Fund - Class C	$2,594,559	$20.16	128,728
Hartford Climate Opportunities Fund - Class I	$20,474,958	$20.59	994,353
Hartford Climate Opportunities Fund - Class R3	$182,276	$20.61	8,843
Hartford Climate Opportunities Fund - Class R4	$16,091	$20.59	782
Hartford Climate Opportunities Fund - Class R5	$183,817	$20.44	8,994
Hartford Climate Opportunities Fund - Class R6	$4,922,214	$20.33	242,160
Hartford Climate Opportunities Fund - Class Y	$6,884,419	$20.94	328,712
Hartford Climate Opportunities Fund - Class F	$50,253,946	$21.21	2,369,454
Hartford Alpha Capture International Value ETF(2)	N/A	N/A	N/A
Pro Forma Adjustment	$0(3)	$0(4)	(2,909,065)(4)
Hartford Alpha Capture International Value ETF (pro forma combined)	$128,032,927(5)	$40(4)	3,200,823
(1)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(2)
The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(3)
HFMC and not the Funds will bear the costs of the Conversion as described above (which do not include brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees). Accordingly, there are no pro forma adjustments to net assets to reflect the costs of the Conversion.
(4)
The adjustment to the number of shares outstanding is attributable to the Acquiring Fund’s initial NAV. The Acquiring Fund is expected to launch at $40 NAV per share.
(5)
Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.
Hartford International Equity Fund Conversion
	Net Assets	Net Asset Value Per Share(1)	Shares Outstanding
Hartford International Equity Fund - Class A	$586,461,268	$16.48	35,580,284
Hartford International Equity Fund - Class C	$3,258,299	$16.44	198,194

	Net Assets	Net Asset Value Per Share(1)	Shares Outstanding
Hartford International Equity Fund - Class I	$70,674,239	$16.73	4,225,264
Hartford International Equity Fund - Class R3	$7,443,404	$16.42	453,303
Hartford International Equity Fund - Class R4	$2,600,814	$16.58	156,819
Hartford International Equity Fund - Class R5	$642,439	$14.18	45,299
Hartford International Equity Fund - Class R6	$9,185,684	$16.83	545,927
Hartford International Equity Fund - Class Y	$4,011,289	$16.76	239,386
Hartford International Equity Fund - Class F	$76,759,108	$16.83	4,560,676
Hartford Alpha Capture International Equity ETF(2)	N/A	N/A	N/A
Pro Forma Adjustment	$0(3)	$0(4)	(26,979,238)(4)
Hartford Alpha Capture International Equity ETF (pro forma combined)	$761,036,544(5)	$40(4)	19,025,914
(1)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(2)
The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(3)
HFMC and not the Funds will bear the costs of the Conversion as described above (which do not include brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees). Accordingly, there are no pro forma adjustments to net assets to reflect the costs of the Conversion.
(4)
The adjustment to the number of shares outstanding is attributable to the Acquiring Fund’s initial NAV. The Acquiring Fund is expected to launch at $40 NAV per share.
(5)
Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.
The Hartford High Yield Fund Conversion
	Net Assets	Net Asset Value Per Share(1)	Shares Outstanding
The Hartford High Yield Fund - Class A	$250,278,890	$7.09	35,323,133
The Hartford High Yield Fund - Class C	$7,510,006	$7.07	1,062,692
The Hartford High Yield Fund - Class I	$40,401,894	$7.04	5,738,482
The Hartford High Yield Fund - Class R3	$1,276,162	$7.09	179,972
The Hartford High Yield Fund - Class R4	$545,709	$7.10	76,866
The Hartford High Yield Fund - Class R5	$651,925	$7.00	93,114
The Hartford High Yield Fund - Class R6	$1,101,609	$6.90	159,584
The Hartford High Yield Fund - Class Y	$1,206,092	$6.95	173,584
The Hartford High Yield Fund - Class F	$162,970,203	$6.98	23,356,126
Hartford High Yield ETF(2)	N/A	N/A	N/A
Pro Forma Adjustment	$0(3)	$0(4)	(54,514,991)(4)
Hartford High Yield ETF (pro forma combined)	$465,942,490(5)	$40(4)	11,648,562
(1)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(2)
The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
(3)
HFMC and not the Funds will bear the costs of the Conversion as described above (which do not include brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees). Accordingly, there are no pro forma adjustments to net assets to reflect the costs of the Conversion.
(4)
The adjustment to the number of shares outstanding is attributable to the Acquiring Fund’s initial NAV. The Acquiring Fund is expected to launch at $40 NAV per share.
(5)
Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the net assets of the Acquiring Fund upon consummation of the Conversion may be less than that of the Acquired Fund.
Income and Capital Gain Distribution Policies
The distribution policies of each Acquired Fund are the same as the corresponding Acquiring Fund with respect to the timing of distributions. Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income, if any, for each of Hartford Climate Opportunities Fund and Hartford International Equity Fund and their corresponding Acquiring Funds are normally declared and paid annually. Dividends from net investment income for The Hartford High Yield Fund and its corresponding Acquiring Fund are normally declared and paid monthly.

Pricing and Valuation Arrangements
Each Acquired Fund has similar procedures for valuing its portfolio securities as the corresponding Acquiring Fund. For each Fund, the NAV per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the NYSE is open (“Valuation Date”). If the NYSE is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day. Further information about the Funds’ pricing and valuation arrangements is contained in each Acquiring Fund’s prospectus and statement of additional information and each Acquired Fund’s prospectus and statement of additional information.
Non-Fundamental Investment Policies related to Fund Names for the Acquiring Funds
Each of Hartford Alpha Capture International Equity ETF, Hartford Alpha Capture International Value ETF, and Hartford High Yield ETF has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets and will be tested on a quarterly basis for both new and existing investments. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. A Fund may count its investments in other investment companies, including ETFs, that have an 80% investment policy consistent with the investment focus suggested by the Fund’s name, toward compliance with the Fund’s 80% Policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. Any derivatives that provide exposure to the investment focus suggested by a Fund’s name, or to one or more market risk factors associated with the investment focus suggested by the Fund’s name, will be counted (as applicable) toward compliance with the Fund’s 80% Policy.
A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.

GENERAL INFORMATION
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as the Independent Registered Public Accounting Firm for each Acquired Fund for its fiscal year ended October 31, 2025. PwC was responsible for performing annual audits of the financial statements and financial highlights of the Acquired Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about each Acquired Fund in its Annual Financial Statements and Other Information dated October 31, 2025 and its Semi-Annual Financial Statements and Other Information dated April 30, 2026, which are available free of charge on the Acquired Funds’ website at hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Share Ownership
As of July 24, 2026, each Acquiring Fund was not operational and, therefore, had no shareholders. As of July 24, 2026, to the knowledge of the Company, the directors and officers as a group owned less than 1% of the outstanding shares of each class of an Acquired Fund’s shares. As of July 24, 2026, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B. As of July 24, 2026, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Funds’ investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS
The financial highlights are intended to help you understand each Acquired Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share of such Acquired Fund. The total returns in the table for each Acquired Fund represent the rate that an investor would have earned, or lost, on an investment in an Acquired Fund (assuming reinvestment of all dividends and distributions).
Each Acquiring Fund is new and has no performance history as of the date of this Combined Information Statement/Prospectus. Each Acquiring Fund will adopt the financial history, including the Financial Highlights, of the corresponding Acquired Fund’s Class F shares following the Conversion.
For each Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectus, which is incorporated by reference herein. The information for the last five fiscal years has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Acquired Funds’ independent registered public accounting firm, whose reports, along with each Acquired Fund’s financial statements and financial highlights, are included in the respective Annual Financial Statements and Other Information filed on Form N-CSR, which is available upon request. In addition, the unaudited financial highlights reflecting the six-month period ended April 30, 2026 are included in the Acquiring Funds’ prospectus, which are incorporated by reference herein.
Further information about each Acquired Fund’s performance is included in the respective Annual Financial Statements and Other Information and Semi-Annual Financial Statements and Other Information filed on Form N-CSR. Each Acquired Fund will furnish, without charge, a copy of their most recent Annual Financial Statements and Other Information and Semi-Annual Financial Statements and Other Information filed on Form N-CSR to any shareholder upon request.

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (“Agreement”) is made as of this ____ day of ____________ 2026, by Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (“ETF Trust”), on behalf of its respective series listed on Exhibit A (each an “Acquiring Fund” and, together, the “Acquiring Funds”), and The Hartford Mutual Funds, Inc., a Maryland Corporation, (“Mutual Fund Company”), on behalf of its respective series listed on Exhibit A (each an “Acquired Fund” and collectively, the “Acquired Funds”), and, with respect to paragraph 10.2 of this Agreement, Hartford Funds Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“HFMC”).
WHEREAS, each Acquired Fund and corresponding Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);
WHEREAS, each contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets (“Assets”) of an Acquired Fund, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1 (such resulting amount, the “Transferred Assets”), to the corresponding Acquiring Fund in exchange for shares of beneficial interest of the corresponding Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the corresponding Acquiring Fund of all liabilities (“Liabilities”) of the Acquired Fund, (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, (4) the distribution of cash to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, (5) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept the Acquiring Fund Shares, the distribution of cash equal to the net asset value of the Acquired Fund Shares held by such Acquired Fund Shareholders, and (6) with respect to Acquired Fund Shareholders who hold Acquired Fund Shares through a fund direct individual retirement account (“IRA”), the exchange of Acquired Fund Shares for shares of The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund Shares held by such Acquired Fund Shareholders, in complete liquidation of the Acquired Fund, as provided herein (each a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement. Each Acquiring Fund is, and will be immediately prior to Closing (defined in paragraph 3.1), a shell series, without Assets or Liabilities, created for the purpose of acquiring the Transferred Assets and Liabilities of the corresponding Acquired Fund;
WHEREAS, the Board of Trustees of ETF Trust has determined, with respect to each Acquiring Fund, that the Reorganization is in the best interests of the Acquiring Fund;
WHEREAS, the Board of Directors of Mutual Fund Company has determined, with respect to each Acquired Fund, that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization;
WHEREAS, this Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Fund and its corresponding Acquiring Fund shall be treated as if it had been the subject of a separate agreement. Each Acquired Fund and each corresponding Acquiring Fund is acting for itself, and not jointly or jointly and severally with any other party; and
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, each Acquired Fund and corresponding Acquiring Fund, and with respect to paragraph 10.2 of this Agreement, HFMC, hereto covenant and agree as follows:
1. REORGANIZATION
1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mutual Fund Company, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its Transferred Assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and ETF Trust, on behalf of the corresponding Acquiring Fund, agrees in exchange therefor:
(a) to deliver to the Acquired Fund a number of full shares of beneficial interest of the corresponding Acquiring Fund having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:
i. the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

ii. the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares;
iii. the value of the Acquired Fund Shares of Acquired Fund Shareholders whose Acquired Fund Shares are held through a fund direct IRA (“IRA Shareholders”), which shall be exchanged for shares of The Hartford Short Duration Fund equal in value to the net asset value of such Acquired Fund Shares; and
iv. the value of the Liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;
with the number of full shares to be delivered determined by dividing the value of the Acquired Fund’s net Assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one share of Acquiring Fund Shares (as computed in the manner and as of the time and date set forth in paragraph 2.2); and
(b) to assume all Liabilities of the Acquired Fund, as set forth in paragraph 1.3.
Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).
1.2. The Assets of Mutual Fund Company attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to ETF Trust, on behalf of the corresponding Acquiring Fund, shall consist of all assets of the Acquired Fund, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1, except for assets having a value equal to the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1. The Acquired Fund will sell, assign, convey, transfer and deliver to the corresponding Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the corresponding Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the corresponding Acquiring Fund.
1.3. ETF Trust, on behalf of the corresponding Acquiring Fund, shall assume all of the Liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date.
1.4. Immediately following the actions contemplated by paragraph 1.1, Mutual Fund Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Mutual Fund Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders and IRA Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by Mutual Fund Company, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 to the Cash-Out Shareholders, and, with respect to IRA Shareholders, initiate the exchange of Acquired Fund shares for The Hartford Short Duration Fund, equal in value to the net asset value of such Acquired Fund shares held by such Acquired Fund Shareholders, and (c) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (iii) the value of the Acquired Fund Shares of IRA Shareholders whose Acquired Fund Shares are held through a fund direct IRA, which shall be exchanged for shares of The Hartford Short Duration Fund equal in value to the net asset value of such Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The corresponding Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquiring Fund Shares, if an Acquired Fund Shareholder does not hold their Acquired Fund Shares in a brokerage account that can accept the Acquiring Fund Shares being distributed, then such Acquired Fund Shareholder shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and (2) Acquired Fund Shareholders

who hold Acquired Fund Shares through a fund direct IRA will have their shares exchanged for shares of The Hartford Short Duration Fund equal in value to the NAV of their Acquired Fund shares, unless such an Acquired Fund Shareholder provides alternative direction prior to the Reorganization.
1.5. Ownership of Acquiring Fund Shares will be shown on the books of the corresponding Acquiring Fund’s transfer agent.
1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2. VALUATION
2.1. The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends and/or other distributions on that date by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Mutual Fund Company’s Board of Directors (which are the same in all material respects as those of the corresponding Acquiring Fund). The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.
2.2. The aggregate net asset value of the corresponding Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of ETF Trust. The net asset value per share of the Acquiring Fund Shares shall be $40 on the Valuation Date or otherwise determined by the corresponding Acquiring Fund in a manner that is consistent with the valuation procedures set forth in the then-current prospectus for the corresponding Acquiring Fund and the valuation procedures established by the Board of Trustees of the ETF Trust.
2.3. The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, except for the sum of the values in subparagraph (a)(i)-(iv) of paragraph 1.1, by the net asset value per share of the Acquiring Fund Shares, determined as set forth in paragraph 2.2. For the avoidance of doubt, the corresponding Acquiring Fund shall not issue fractional shares.
3. CLOSING AND CLOSING DATE
3.1. The Closing Date shall be the date set forth in Exhibit B or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of HFMC or at such other time and/or place, including by virtual means, as the parties may agree.
3.2. Prior to the Closing Date, Mutual Fund Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the corresponding Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the corresponding Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) of the 1940 Act and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the corresponding Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3. Mutual Fund Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to ETF Trust, on behalf of the corresponding Acquiring Fund, at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm as soon as practicable after the close of business on the Closing Date, that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the corresponding Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the corresponding Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.
3.4. In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the corresponding Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquired Fund or the corresponding Acquiring Fund is impracticable (in the judgment of the Board of Directors of Mutual Fund Company, with respect to the Acquired Fund and of the Board of Trustees of ETF Trust with respect to the corresponding Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
4.1. Except as has been fully disclosed to the corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Mutual Fund Company, Mutual Fund Company, on behalf of the Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:
(a) The Acquired Fund is duly established as a series of Mutual Fund Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted, as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Mutual Fund Company is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Mutual Fund Company has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement.
(b) Mutual Fund Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”).
(d) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) On the Closing Date, Mutual Fund Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver Transferred Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Transferred Assets, ETF Trust, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.
(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of its Articles of Amendment and Restatement or Amended and Restated By-Laws of Mutual Fund Company, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Mutual Fund Company, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, the custody agreement, and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date.
(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Mutual Fund Company’s knowledge, threatened against Mutual Fund Company, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Mutual Fund Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2025 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Mutual Fund Company, on behalf of the corresponding Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Acquired Fund at April 30, 2026 are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the corresponding Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.
(j) Since April 30, 2026, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund Liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.
(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Mutual Fund Company’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.
(l) For each taxable year of its operation (including with respect to the taxable year that includes the Closing Date the portion of such taxable year up to the Closing date), the Acquired Fund has met or meets the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has declared and distributed as of the Closing Date substantially all amounts required to have been declared and distributed by such Closing Date of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).
(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Mutual Fund Company, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the corresponding Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the corresponding Acquiring Fund to acquire.
(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Mutual Fund Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(o) The combined information statement and prospectus (“Information Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund and Mutual Fund Company, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the corresponding Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of ETF Trust, ETF Trust, on behalf of the corresponding Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a) The corresponding Acquiring Fund is duly established as a series of ETF Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and By-Laws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. ETF Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. ETF Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement.
(b) ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.
(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.
(d) The current prospectus and statement of additional information of the corresponding Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(e) The corresponding Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Amended and Restated Agreement and Declaration of Trust and By-Laws of ETF Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which ETF Trust, on behalf of the corresponding Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ETF Trust, on behalf of the corresponding Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ETF Trust’s knowledge, threatened against ETF Trust, with respect to the corresponding Acquiring Fund or any of the corresponding Acquiring Fund’s Assets, that, if adversely determined, would materially and adversely affect the corresponding Acquiring Fund’s financial condition or the conduct of its business. ETF Trust, on behalf of the corresponding Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the corresponding Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.
(g) As the corresponding Acquiring Fund has not yet commenced operations, there has not been any material adverse change in the corresponding Acquiring Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the corresponding Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the corresponding Acquiring Fund’s investment policies. For the purposes of this subparagraph (g), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the corresponding Acquiring Fund, the discharge of Acquiring Fund Liabilities, or the redemption of Acquiring Fund Shares by shareholders of the corresponding Acquiring Fund shall not constitute a material adverse change.
(h) Immediately prior to the Closing Date, the corresponding Acquiring Fund will have no assets (other than de minimis seed capital) or liabilities, contingent or otherwise and will not have conducted any investment operations.
(i) As of the Closing Date, no federal and other tax returns, dividend reporting forms, and other tax-related reports of the corresponding Acquiring Fund will have been required by law to have been filed, and no federal and other taxes will be due as of the Closing Date, the corresponding Acquiring Fund will not have been required to pay any assessments and will not have any tax liabilities.
(j) The corresponding Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and to be eligible to and will intend to compute its federal income tax under Section 852 of the Code for each taxable year.
(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by ETF Trust, on behalf of the corresponding Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The corresponding Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by ETF Trust, on behalf of the corresponding Acquiring Fund.
(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of ETF Trust, on behalf of the corresponding Acquiring Fund, and this Agreement constitutes a valid and binding obligation of ETF Trust, on behalf of the corresponding Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The Information Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the corresponding Acquiring Fund, ETF Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the corresponding Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
5. COVENANTS
Mutual Fund Company, on behalf of the Acquired Fund, and ETF Trust, on behalf of the corresponding Acquiring Fund, hereby further covenant as follows:
5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) any repositioning of the Acquired Fund’s portfolio. The corresponding Acquiring Fund is not currently operational.
5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3. The Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the corresponding Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.
5.4. Subject to the provisions of this Agreement, the corresponding Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.5. ETF Trust, on behalf of the corresponding Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the corresponding Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.6. Each of the Acquired Fund and the corresponding Acquiring Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.7. Mutual Fund Company, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as ETF Trust, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the corresponding Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.
5.8. The corresponding Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of Mutual Fund Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Mutual Fund Company, to the performance by ETF Trust, on behalf of the corresponding Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1. All representations and warranties of ETF Trust, on behalf of the corresponding Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.2. ETF Trust, on behalf of the corresponding Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ETF Trust, on behalf of the corresponding Acquiring Fund, on or before the Closing Date.
6.3. ETF Trust, on behalf of the corresponding Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Mutual Fund Company, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the corresponding Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.
6.4. ETF Trust, on behalf of the corresponding Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of ETF Trust, in a form reasonably satisfactory to Mutual Fund Company, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Mutual Fund Company shall reasonably request.
6.5. The Acquired Fund and the corresponding Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the corresponding Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORRESPONDING ACQUIRING FUND
The obligations of ETF Trust, on behalf of the corresponding Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of ETF Trust, to the performance by Mutual Fund Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
7.1. All representations and warranties of Mutual Fund Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
7.2. Mutual Fund Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Mutual Fund Company, on behalf of the Acquired Fund, on or before the Closing Date.
7.3. Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the corresponding Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Mutual Fund Company, on behalf of the Acquired Fund. Mutual Fund Company shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as ETF Trust, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Mutual Fund Company’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) ETF Trust’s, on behalf of the corresponding Acquiring Fund, title to and possession of all the Transferred Assets and otherwise to carry out the intent and purpose of this Agreement.
7.4. Mutual Fund Company, on behalf of the Acquired Fund, shall have delivered to the corresponding Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Mutual Fund Company, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as ETF Trust, on behalf of the corresponding Acquiring Fund, shall reasonably request.
7.5. The Acquired Fund and the corresponding Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the corresponding Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORRESPONDING ACQUIRING FUND AND THE ACQUIRED FUND
If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Mutual Fund Company, on behalf of the Acquired Fund, or ETF Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
8.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Mutual Fund Company, on behalf of the Acquired Fund, and Board of Trustees of ETF Trust, on behalf of the corresponding Acquiring Fund, in accordance with the provisions of the Articles of Amendment and Restatement and Amended and Restated By-Laws of Mutual Fund Company for the Acquired Fund and the Amended and

Restated Agreement and Declaration of Trust and By-Laws of the ETF Trust for the Acquired Fund, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Mutual Fund Company nor the ETF Trust may waive the condition set forth in this paragraph 8.1.
8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of either of ETF Trust or Mutual Fund Company, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ETF Trust and Mutual Fund Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the corresponding Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5. With respect to the Reorganization, the Acquired Fund and corresponding Acquiring Fund shall have received an opinion of Dechert LLP, substantially to the effect that for U.S. federal income tax purposes:
(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the corresponding Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
(b) Under Section 1032 of the Code, no gain or loss will be recognized by the corresponding Acquiring Fund upon the receipt of the Transferred Assets of the Acquired Fund solely in exchange for the assumption of the Liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares;
(c) Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Transferred Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the assumption by the corresponding Acquiring Fund of the Acquired Fund’s Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares;
(d) Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares solely for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);
(e) Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to shares for which cash is received);
(f) Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization;
(g) Under Section 362(b) of the Code, the tax basis of the Assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;
(h) Under Section 1223(2) of the Code, the holding period of the Assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and
(i) The Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the corresponding Acquiring Fund, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither ETF Trust nor Mutual Fund Company may waive the conditions set forth in this paragraph 8.5.
8.6. Except as may be agreed to by the Acquired Fund and the corresponding Acquiring Fund, the Assets of the Acquired Fund will include no assets which the corresponding Acquiring Fund, by reason of limitations contained in its Amended and Restated Agreement and Declaration of Trust and By-Laws or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.
9. INDEMNIFICATION
9.1. The Acquiring Fund, solely out of its Assets (including any amounts paid to the corresponding Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless Mutual Fund Company and its Directors and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the corresponding Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by ETF Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the corresponding Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
9.2. The Acquired Fund, solely out of its Assets (including any amounts paid to the corresponding Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless ETF Trust and its Trustees and officers from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Mutual Fund Company or its Directors or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.
10. BROKERAGE FEES AND BROKERAGE EXPENSES; REORGANIZATION COSTS
10.1. ETF Trust, on behalf of the corresponding Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2. The expenses relating to the Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the corresponding Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any, and security registration fees. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement/Prospectus, legal fees, and accounting fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
11.1. Each of ETF Trust, on behalf of the corresponding Acquiring Fund, and Mutual Fund Company, on behalf of the Acquired Fund, agrees that it has not made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the corresponding Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12. TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of ETF Trust with respect to the Acquiring Fund or Board of Directors of Mutual Fund Company with respect to the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Reorganization. The consummation of a Reorganization shall not be contingent on the consummation of any other Reorganization.
13. AMENDMENTS
This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ETF Trust and Mutual Fund Company.
14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF ITS RESPECTIVE SERIES SET FORTH IN EXHIBIT A

By: ________________________________
Name:
Title:

HARTFORD FUNDS EXCHANGE-TRADED TRUST, ON BEHALF OF ITS RESPECTIVE SERIES SET FORTH IN EXHIBIT A

By: ________________________________
Name:
Title:

With respect to Paragraph 10.2 of this Agreement,
Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By: ________________________________
Name:
Title:

EXHIBIT A
Acquired Funds, each a series of The Hartford Mutual Funds, Inc.	Corresponding Acquiring Funds, each a series of Hartford Funds Exchange-Traded Trust
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF
The Hartford High Yield Fund	Hartford High Yield ETF

EXHIBIT B
Acquired Funds, each a series of The Hartford Mutual Funds, Inc.	Corresponding Acquiring Funds, each a series of Hartford Funds Exchange-Traded Trust	Closing Date
Hartford International Equity Fund	Hartford Alpha Capture International Equity ETF	October ___, 2026
Hartford Climate Opportunities Fund	Hartford Alpha Capture International Value ETF	October ___, 2026
The Hartford High Yield Fund	Hartford High Yield ETF	October ___, 2026

APPENDIX B: PRINCIPAL SHAREHOLDERS
As of July 24, 2026, each Acquiring Fund was not operational and, therefore, had no shareholders. To the knowledge of each Acquired Fund, the table below shows shareholders owning, as of July 24, 2026, either of record or beneficially, 5% or more of the outstanding shares of each class of an Acquired Fund and the percentage of the corresponding Acquiring Fund Conversion to be owned by such shareholder had been consummated as of that date.
A shareholder who beneficially owns more than 25% of an Acquired Fund’s outstanding voting securities is presumed to “control” such Acquired Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.
Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with each Conversion or cash paid in lieu of fractional Acquiring Fund Shares.
Hartford Climate Opportunities Fund Conversion
Hartford Climate Opportunities Fund (Acquired Fund)
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Acquiring Fund (Pro Forma) After Conversion

Hartford International Equity Fund Conversion
Hartford International Equity Fund (Acquired Fund)
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Acquiring Fund (Pro Forma) After Conversion

The Hartford High Yield Fund Conversion
The Hartford High Yield Fund (Acquired Fund)
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F	Acquiring Fund (Pro Forma) After Conversion

B-1

APPENDIX C: COMPARISON OF GOVERNING DOCUMENTS
The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Shareholder Liability
The Articles of Amendment and Restatement
along with any amendments or supplements
thereto of the Company (the “Charter”) and
the Bylaws of the Company (the “Bylaws”) do
not address shareholder liability. However,
Maryland law provides that shareholders of a
corporation are generally not liable for the
corporation’s debts and obligations.

The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class.

Voting Rights
Each whole share is entitled to one vote as to
any matter on which it is entitled to vote and
a fractional share is entitled to having a pro
rata right of full shares, including, without
limitation, the right to vote.

The Charter and Bylaws do not address
specific items the shareholders have power
to vote. However, Maryland law provides that
shareholders have the power to elect
directors and have the power to remove
directors. Additionally, shareholders are
entitled to vote on each matter submitted to
a vote at a meeting of shareholders.

There is no cumulative voting in the election
of directors.

On each matter submitted to a vote of
shareholders, all shares of all series shall vote
as a single class, except (1) when required by
the 1940 Act or the Maryland General
Corporation Law, (2) if a separate vote is
required by the 1940 Act or the Maryland
General Corporation Law for one or more
series, then shares of all other series shall
vote as a single class, and (3) when the
directors have determined that a matter does
not affect a series, only the shareholders of
one or more affected series will be entitled to
vote.

Each whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election or removal of Trustees and (ii) with respect to such additional matters relating to the
Trust as may be required by law or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees or any other matter submitted to a vote of shareholders.

On each matter submitted to a vote of shareholders, all shares of all series shall vote as a single class, except (1) when required by the 1940
Act, or (2) when the matter affects only the interests of one or more series or classes.

The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Shareholder Quorum
The presence in person or by proxy of
stockholders entitled to cast one-third of all
the votes entitled to be cast at the meeting
constitutes a quorum, except as provided in
the Charter with respect to any matter which
requires approval by a separate vote of one
or more series or classes of stock.

If a quorum is not established, the chairman
of the meeting may conclude the meeting or
adjourn the meeting to a date not more than
120 days after the original record date
without any further notice.

A plurality of all the votes cast at a
shareholder meeting duly called and at which
a quorum is present is sufficient to elect a
director. A majority of the votes cast at a
meeting of shareholders duly called and at
which a quorum is present is sufficient to
approve any other matter which may
properly come before the meeting, unless a
different vote is required by statute or by the
Charter.

The presence in person or by proxy of shareholders entitled to cast one-
third of all the votes entitled to be cast at the meeting constitutes a quorum, except as provided in the Declaration of Trust or By-Laws with respect to any matter which requires approval by a separate vote of one or more series.

Any meeting of shareholders may be adjourned without further notice with respect to one or more matters to be considered at such meeting if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice.

A plurality of all the votes cast at a shareholder meeting duly called and at which a quorum is present is sufficient to elect a trustee. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute or by the Declaration of Trust or By-Laws.

Director/Trustee Power to Amend Organizational Document
The Company reserves the right from time to
time to make any amendments of its charter
which may now or hereafter be authorized by
law, including any amendments changing the
terms or contract rights, as expressly set
forth in its charter, of any of its outstanding
stock by classification, reclassification or
otherwise.

Maryland law provides that a charter
amendment by a Maryland corporation
registered as an open– end investment
company under the Investment Company Act
of 1940 shall be approved by a majority of the
entire board of directors and in the manner
and by the vote required under the
Investment Company Act of 1940.

The Board of Directors has the exclusive
power to amend the Bylaws.

The Trustees may by vote of a majority of the Trustees then in office amend the Declaration of Trust by making an amendment, a
supplemental declaration or an amended and restated Declaration, provided, however, that an amendment relating to the number of trustees, term and election of trustees, resignation, retirement and removal of trustees, and trustee vacancies shall require the vote of two-
thirds of the Trustees then in office. In addition, the Declaration of Trust may not be amended to impair the exemption from personal liability of any person who is or has been a shareholder, trustee, officer, or employee of the Trust, or limit the rights to indemnification or insurance provided in Article IX of the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

The By-Laws may be amended by a majority of the Trustees then in office or by one or more writings signed by such a majority.

Termination of Series of Company/Trust
Under Maryland law and the Charter, the
liquidation of any particular series in which
there are shares then outstanding may be
authorized by vote of a majority of the Board
of Directors then in office and without the
vote of the shareholders.
The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, with notice to the shareholders of the Trust or such series.

The Hartford Mutual Funds, Inc. (the “Company”)	Hartford Funds Exchange-Traded Trust (the “Trust”)
Merger, Consolidation or Transfer of Assets
Maryland law provides that shareholder
approval is not required for a transfer of
assets by a corporation registered as an
open-end investment company under the
1940 Act unless the charter or bylaws provide
otherwise.

The trust may merge or consolidate with or into one or more statutory trusts or other business entities or series or classes thereof formed or organized or existing under the laws of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction by the affirmative vote of two-thirds of the Trustees. An agreement of merger or consolidation so approved by the Trustees may (a) effect any amendment to the governing instrument of the Trust; or (b) effect the adoption of a new governing instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

The Trustees may authorize the Trust or any series or class thereof, to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the trust property (or all or substantially all of the trust property allocated or belonging to a particular series or class), including its good will, to any one or more business or statutory trusts or other business entities or series or classes thereof (including another series or class of the Trust) upon such terms and conditions and for such consideration as may be authorized by the Trustees.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 8, 2026
The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PART B
STATEMENT OF ADDITIONAL INFORMATION
HARTFORD FUNDS EXCHANGE-TRADED TRUST
690 Lee Road
Wayne, Pennsylvania 19087
August [7], 2026
Acquired Fund	Corresponding Acquiring Fund
Hartford Climate Opportunities Fund (a series of The Hartford Mutual Funds, Inc.)	Hartford Alpha Capture International Value ETF (a series of Hartford Funds Exchange-Traded Trust)
Hartford International Equity Fund (a series of The Hartford Mutual Funds, Inc.)	Hartford Alpha Capture International Equity ETF (a series of Hartford Funds Exchange-Traded Trust)
The Hartford High Yield Fund (a series of The Hartford Mutual Funds, Inc.)	Hartford High Yield ETF (a series of Hartford Funds Exchange-Traded Trust)
This Statement of Additional Information (“SAI”) is available to the shareholders of each Acquired Fund set forth in the table above in connection with the acquisition of assets of each Acquired Fund by the Corresponding Acquiring Fund as set forth in the table above, as described in the Combined Information Statement/Prospectus (each a “Conversion” and collectively, the “Conversions”). Each Acquired Fund and corresponding Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”
This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement/Prospectus, dated August [7], 2026, relating to the Conversions. The Combined Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 or by calling 1-888-843-7824.
Contents of the SAI
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):
●
The Statement of Additional Information for The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. dated February 27, 2026, as may be amended, supplemented or restated, with respect to the information that pertains to the Acquired Funds only, incorporated by reference to Post-Effective Amendment No. 186 to HMF’s registration statement on Form N-1A (File Nos. 333-02381 and 811-07589);
●
The Statement of Additional Information of the Trust dated August [5], 2026, with respect to the Acquiring Funds, incorporated by reference to Post-Effective Amendment No. [ ] to the Trust’s registration statement on Form N-1A (File Nos. 333-215165 and 811-23222) [(Accession No. [ ]);
●
The audited financial statements for the fiscal year ended October 31, 2025, including the financial highlights, for each of Hartford Climate Opportunities Fund and Hartford International Equity Fund included in their Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on January 2, 2026. This report includes information about other funds that are not relevant to the Conversions. Please disregard that information;

●
The audited financial statements for the fiscal year ended October 31, 2025, including the financial highlights, for The Hartford High Yield Fund included in its Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on January 2, 2026. This report includes information about other funds that are not relevant to the Conversions. Please disregard that information;
●
The unaudited financial statements for the semi-annual period ended April 30, 2026, including the financial highlights, for each of Hartford Climate Opportunities Fund and Hartford International Equity Fund included in their Semi-Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on July 1, 2026. This report includes information about other funds that are not relevant to the Conversions. Please disregard that information; and
●
The unaudited financial statements for the semi-annual period ended April 30, 2026, including the financial highlights, for The Hartford High Yield Fund included in its Semi-Annual Financial Statements and Other Information, incorporated by reference to HMF’s Form N-CSR (File No. 811-07589) as filed with the SEC on July 1, 2026. This report includes information about other funds that are not relevant to the Conversions. Please disregard that information.
Because each Acquiring Fund was newly created for the purposes of its respective Conversion, each Acquiring Fund has not published annual or semi-annual shareholder reports. With respect to each Conversion, Class F shares of the corresponding Acquired Fund will be the accounting survivor of the Conversion.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
A table showing the fees of each Acquired Fund and the fees and expenses of the corresponding Acquiring Fund on a pro forma basis after giving effect to the Conversion is included under “Comparison of the Fees and Expenses” in the respective Synopsis section of the Combined Information Statement/Prospectus.
While there is anticipated portfolio realignment for the Hartford International Equity Fund, such realignment is not due to a material difference in the investment restrictions of the Hartford International Equity Fund and the Hartford Alpha Capture International Equity ETF. The Conversion related to The Hartford High Yield Fund will not result in a material change to the Hartford High Yield ETF’s investment portfolio due to the investment restrictions of the Hartford High Yield ETF. As a result, a schedule of investments of each of Hartford International Equity Fund and The Hartford High Yield Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to Hartford International Equity Fund’s portfolio and The Hartford High Yield Fund’s portfolio in advance of the respective Conversion and/or Hartford International Equity Fund’s portfolio and The Hartford High Yield Fund’s portfolio following the respective Conversion.
Hartford Funds Management Company, LLC currently anticipates that there will be a need for portfolio realignment in connection with the conversion of Hartford Climate Opportunities Fund into Hartford Alpha Capture International Value ETF due in part to a material difference in the non-fundamental investment policies or restrictions. Based on Hartford Climate Opportunities Fund's holdings as of April 30, 2026, it is anticipated that approximately 97% of the Hartford Climate Opportunities Fund’s holdings will be sold in connection with the Conversion. Any portfolio transitioning pre- and post-Conversion may result in capital gains or losses, which may have federal income tax consequences for shareholders of an Acquired Fund and the combined fund. After the closing of the Conversion, the resulting proceeds will be invested in accordance with the corresponding Acquiring Fund’s principal investment strategies. A schedule of investments of the Hartford Climate Opportunities Fund as of April 30, 2026 is included below and is annotated to reflect the anticipated sale of the Hartford Climate Opportunities Fund’s portfolio holdings in connection with the Conversion. Notwithstanding the foregoing, changes may be made to the Hartford Climate Opportunities Fund’s portfolio in advance of the Conversion and/or to Hartford Alpha Capture International Value ETF’s portfolio following the Conversion.
There are no material differences in accounting policies of each Acquiring Fund as compared to those of the corresponding Acquired Fund.

Hartford Climate Opportunities Fund April 30, 2026 (Unaudited)	Current Shares/Principal Amount/Number of Contracts	Post Conversion Shares/Principal Amount/Number of Contracts	Current Market Value	Post Conversion Market Value

COMMON STOCKS - 96.8%

Brazil - 1.6%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	264,995	0	$1,774,018	0
Orizon Valorizacao de Residuos SA	16,848	0	277,296	0

	281,843	0	2,051,314	0

Chile - 0.3%

Antofagasta PLC	8,639	8,639	418,972	418,972

China - 4.1%
BYD Co. Ltd. Class H	24,500	0	325,903	0

Contemporary Amperex Technology Co. Ltd. Class A	28,900	0	1,855,129	0

Contemporary Amperex Technology Co. Ltd. Class H	7,700	0	608,577	0
Full Truck Alliance Co. Ltd. ADR	65,715	0	568,435	0
LONGi Green Energy Technology Co. Ltd. Class A	166,860	0	403,818	0
Shenzhen Inovance Technology Co. Ltd. Class A	84,700	0	853,764	0
Sungrow Power Supply Co. Ltd. Class A	29,000	0	589,743	0

	407,375	0	5,205,369	0

Denmark - 1.5%

Vestas Wind Systems AS	63,870	0	1,963,964	0

France - 1.1%

Legrand SA	8,096	0	1,450,507	0

Germany - 7.0%
Bayerische Motoren Werke AG	10,916	0	998,958	0
Infineon Technologies AG	54,494	0	3,665,007	0
Knorr-Bremse AG	7,386	0	861,451	0
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,217	0	727,975	0
Siemens AG	6,225	0	1,849,828	0
Wacker Chemie AG	8,202	8,202	900,047	900,047

	88,440	8,202	9,003,266	900,047

India - 0.3%

Power Grid Corp. of India Ltd.	116,785	0	393,274	0

Ireland - 1.0%

Kingspan Group PLC	14,268	0	1,320,127	0

Italy - 0.5%

Prysmian SpA	4,550	0	692,096	0

Japan - 8.1%
Daikin Industries Ltd.	7,400	0	1,045,584	0
FANUC Corp.	34,177	34,177	1,509,703	1,509,703
Hitachi Ltd.	61,371	0	1,951,496	0
Keyence Corp.	3,400	0	1,559,464	0
Maruwa Co. Ltd.	2,668	2,668	1,260,381	1,260,381
Nitto Boseki Co. Ltd.	7,305	0	1,342,154	0
Sekisui Chemical Co. Ltd.	43,700	0	669,653	0
Shimano, Inc.	7,000	0	734,404	0
Sumitomo Forestry Co. Ltd.	34,100	0	308,166	0

	201,121	36,845	10,381,005	2,770,084

	Current Shares/Principal Amount/Number of Contracts	Post Conversion Shares/Principal Amount/Number of Contracts	Current Market Value	Post Conversion Market Value

Norway - 1.4%
Mowi ASA	48,732	0	1,081,229	0
Norsk Hydro ASA	42,113	42,113	464,780	464,780
TOMRA Systems ASA	23,097	0	235,729	0

	113,942	42,113	1,781,738	464,780

Portugal - 0.7%

Jeronimo Martins SGPS SA	39,154	0	940,200	0

South Africa - 0.4%

Shoprite Holdings Ltd.	26,097	0	439,861	0

South Korea - 0.5%

HD Hyundai Electric Co. Ltd.	765	0	657,838	0

Spain - 1.6%
EDP Renovaveis SA	29,261	0	489,267	0
Iberdrola SA	66,566	66,566	1,560,587	1,560,587

	95,827	66,566	2,049,854	1,560,587

Switzerland - 0.8%

TE Connectivity PLC	4,964	0	1,050,680	0

Taiwan - 1.6%
Chroma ATE, Inc.	21,000	0	1,434,937	0
E Ink Holdings, Inc.	123,000	0	541,233	0

	144,000	0	1,976,170	0

United Kingdom - 1.1%
Kingfisher PLC	214,639	214,639	844,026	844,026
National Grid PLC	33,469	33,469	599,114	599,114

	248,108	248,108	1,443,140	1,443,140

United States - 63.2%
Acuity, Inc.	3,645	0	1,056,212	0
Advanced Drainage Systems, Inc.	9,519	0	1,420,711	0
Albemarle Corp.	1,826	0	359,174	0
Alphabet, Inc. Class A	12,899	0	4,963,535	0
Amazon.com, Inc.	9,769	0	2,589,371	0
American Water Works Co., Inc.	7,490	0	961,866	0
Amphenol Corp. Class A	8,745	0	1,287,876	0
Analog Devices, Inc.	6,836	0	2,749,849	0
Applied Optoelectronics, Inc.	6,454	0	1,060,779	0
Aptiv PLC	16,164	0	974,043	0
Archer-Daniels-Midland Co.	20,099	0	1,498,179	0
Arista Networks, Inc.	4,551	0	786,003	0
ARM Holdings PLC ADR	4,749	0	998,810	0
Cadence Design Systems, Inc.	3,809	0	1,255,408	0
Carlisle Cos., Inc.	2,377	0	844,453	0
Caterpillar, Inc.	1,288	0	1,146,462	0
Chubb Ltd.	3,602	0	1,177,854	0
Clean Harbors, Inc.	4,892	0	1,529,631	0
Core & Main, Inc. Class A	15,888	0	800,279	0
Corning, Inc.	10,942	0	1,797,114	0
Credo Technology Group Holding Ltd.	4,946	0	860,653	0
Deere & Co.	1,540	0	908,400	0
Eaton Corp. PLC	1,823	0	789,377	0
Ecolab, Inc.	7,668	0	1,998,281	0
EMCOR Group, Inc.	1,343	0	1,197,513	0
Enphase Energy, Inc.	28,121	0	926,868	0
Exelon Corp.	26,462	0	1,216,987	0
Ferguson Enterprises, Inc.	5,235	0	1,401,462	0
First Solar, Inc.	2,292	0	462,732	0
HA Sustainable Infrastructure Capital, Inc.	50,983	0	2,138,737	0
James Hardie Industries PLC CDI	53,332	53,332	1,137,839	1,137,839
Kroger Co.	20,793	0	1,415,379	0
Lowe’s Cos., Inc.	2,966	0	708,251	0
Microchip Technology, Inc.	11,527	0	1,070,974	0
Micron Technology, Inc.	3,991	0	2,063,986	0
Microsoft Corp.	7,371	0	3,005,746	0
MYR Group, Inc.	2,986	0	1,208,763	0
NextEra Energy, Inc.	18,426	0	1,803,537	0

		Current Shares/Principal Amount/Number of Contracts	Post Conversion Shares/Principal Amount/Number of Contracts	Current Market Value	Post Conversion Market Value

Nextpower, Inc. Class A		11,779	0	1,403,232	0
Parker-Hannifin Corp.		1,299	0	1,181,337	0
Procore Technologies, Inc.		20,062	0	1,135,108	0
Public Service Enterprise Group, Inc.		7,706	0	629,272	0
Regal Rexnord Corp.		6,130	0	1,318,134	0
Republic Services, Inc.		8,945	0	1,871,473	0
Rollins, Inc.		25,843	0	1,440,230	0
S&P Global, Inc.		1,390	0	599,410	0
Schneider Electric SE		4,729	0	1,504,809	0
Sempra		11,513	0	1,095,117	0
Smurfit WestRock PLC		20,249	0	777,359	0
Tesla, Inc.		823	0	314,081	0
Tetra Tech, Inc.		21,307	0	688,642	0
Trane Technologies PLC		2,683	0	1,321,485	0
Uber Technologies, Inc.		5,969	0	445,347	0
UL Solutions, Inc. Class A		15,526	0	1,404,948	0
Veralto Corp.		12,088	0	1,066,162	0
Verisk Analytics, Inc.		6,231	0	1,149,557	0
Vertiv Holdings Co. Class A		4,599	0	1,510,725	0
Waste Management, Inc.		5,453	0	1,268,095	0
WESCO International, Inc.		4,761	0	1,662,160	0
Westinghouse Air Brake Technologies Corp.		5,204	0	1,404,508	0
Weyerhaeuser Co. REIT		28,564	0	700,389	0
Xylem, Inc.		13,554	0	1,601,541	0

		653,756	53,332	81,066,215	1,137,839

Total Common Stocks		2,521,600	463,805	$124,285,590	$8,695,449

SHORT-TERM INVESTMENTS - 0.3%

Repurchase Agreements - 0.3%

Fixed Income Clearing Corp. Repurchase Agreement dated 04/30/2026 at 3.64%, due on 05/01/2026 with a maturity value of $365,380; collateralized by U.S. Treasury Note at 3.88%, maturing 06/15/2028, with a market value of $372,681		365,343	365,343	365,343	365,343

Total Short Term Investments		365,343	365,343	$365,343	$365,343

Total Investments	97.1%	2,886,943	829,148	$124,650,933	9,060,792

Other Assets and Liabilities	2.9%			3,678,586	119,268,727

Total Net Assets	100.0%			$128,329,519	128,329,519

PART C
OTHER INFORMATION
Item 15. Indemnification
Reference is made to the subsections of Article IX of the Amended and Restated Agreement and Declaration of Trust (“Declaration”) for the Registrant (also, the “Trust”). All section references below are to those contained in the Declaration.
Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as Trustees, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust or the applicable Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, Trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.
Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-Laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-Laws.
The Registrant’s various agreements with its service providers provide for indemnification.
In addition, the Registrant maintains a joint Trustees and Officers and Errors and Omissions insurance policy.

Item 16. Exhibits
1.(i)
Certificate of Trust dated September 20, 2010 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
1.(ii)
Certificate of Amendment to the Certificate of Trust dated December 9, 2015 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
1.(iii)
Amended and Restated Agreement and Declaration of Trust dated December 8, 2016 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
2.
By-Laws of Hartford Funds Exchange-Traded Trust dated December 8, 2016 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
3.
Not Applicable
4.
Form of Agreement and Plan of Reorganization and Liquidation is incorporated herein as Appendix A to the Combined Information Statement/Prospectus
5.
See the Amended and Restated Agreement and Declaration of Trust (Exhibit 1.(iii) above) and the By-Laws (Exhibit 2 above)
6.(i)
Investment Management Agreement with Hartford Funds Management Company, LLC dated March 8, 2017 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
6.(i).a
Amended and Restated Schedules A and B to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on February 19, 2020)
6.(i).b
Form of Amendment Number 1 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on August 4, 2021)
6.(i).c
Form of Amendment Number 2 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 8, 2021)
6.(i).d
Form of Amendment Number 3 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2021)
6.(i).e
Form of Amendment Number 4 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 3, 2021)
6.(i).f
Amendment Number 5 to the Investment Management Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-273214) filed on July 12, 2023)
6.(i).g
Form of Amendment Number 6 to the Investment Management Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-273214) filed on July 12, 2023)
6.(i).h
Amendment Number 7 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 27, 2024)
6.(i).i
Amendment Number 8 to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 27, 2024)

6.(ii)
Investment Management Agreement with Hartford Funds Management Company, LLC dated September 12, 2025 (incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2025)
6.(ii).a
Amendment Number 1 to the Investment Management Agreement with Hartford Funds Management Company, LLC dated November 28, 2025 (incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on December 10, 2025)
6.(ii).b
Form of Amendment Number 2 to the Investment Management Agreement with Hartford Funds Management Company, LLC (incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 27, 2026)
6.(ii).c
Amendment Number 3 to the Investment Management Agreement with Hartford Funds Management Company, LLC (to be filed by subsequent amendment)
6.(iii)
Form of Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Hartford Alpha Capture International Equity ETF, Hartford Alpha Capture International Value ETF and Hartford High Yield ETF (filed herewith)
6.(iv)
Form of Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
6.(iv).a
Amendment Number 6 to the Sub-Advisory Agreement with Wellington Management Company LLP dated November 2, 2021 (incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 24, 2021)
6.i(v).b
Form of Amendment Number 8 to the Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Registration Statement on Form N-14 (File No. 333-273214) filed on July 12, 2023)
6.i(v).c
Amendment Number 9 to the Sub-Advisory Agreement with Wellington Management Company LLP dated February 12, 2024 (incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 27, 2024)
6.(iv).d
Amendment Number 10 to the Sub-Advisory Agreement with Wellington Management Company LLP dated September 30, 2024 (incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 27, 2024)
6.(iv).e
Amendment Number 11 to the Sub-Advisory Agreement with Wellington Management Company LLP dated September 12, 2025 (incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2025)
6.(iv).f
Amendment Number 12 to the Sub-Advisory Agreement with Wellington Management Company LLP dated November 28, 2025 (incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on December 10, 2025)
6.(iv).g
Form of Amendment Number 13 to the Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 27, 2026)
6.(iv).h
Form of Amendment Number 14 to the Sub-Advisory Agreement with Wellington Management Company LLP (filed herewith)

6.(v)
Sub-Advisory Agreement with Schroder Investment Management North America Inc. dated September 8, 2017 (incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 11, 2017)
6.(v).a
Amendment Number 2 to the Sub-Advisory Agreement with Schroder Investment Management North America Inc. dated September 7, 2021 (incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 24, 2021)
6.(vi)
Sub-SubAdvisory Agreement between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited dated October 19, 2016 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A, SEC file No. 002-11387, filed on February 28, 2018)
7.
Form of Distribution Agreement with ALPS Distributors, Inc. (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)
7.(i)
Amendment No 1 to Distribution Agreement dated May 30, 2018 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)
7.(ii)
Amendment No 2 to Distribution Agreement dated September 21, 2018 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)
7.(iii)
Amendment No 3 to Distribution Agreement dated February 19, 2020 (incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on February 19, 2020)
7.(iv)
Amendment No 4 to the Distribution Agreement dated August 11, 2021 (incorporated by reference to Post- Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on August 4, 2021)
7.(v)
Amendment No 5 to the Distribution Agreement dated September 15, 2021 (incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 8, 2021)
7.(vi)
Amendment No 6 to the Distribution Agreement dated November 2, 2021 (incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 3, 2021)
7.(vii)
Form of Amendment No 9 to the Distribution Agreement (incorporated by reference to Registrant’s Registration Statement on Form N-14 (SEC File No. 333-273214) filed on July 12, 2023)
7.(viii)
Form of Schedule A to Amendment of the Distribution Agreement (filed herewith)
8.
Not Applicable
9.
Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to The Hartford Mutual Funds, Inc.’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A, SEC file No. 333-02381, filed on February 27, 2015)
9.(i)
Amendment Number 1 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2017)
9.(ii)
Amendment Number 2 to the Custodian Agreement dated September 27, 2017 (incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on November 28, 2018)
9.(iii)
Form of Letter Agreement to Update Appendix A to the Custodian Agreement (filed herewith)

10.
Amended and Restated Rule 12b-1 Distribution and Service Plan dated June 15, 2017 (incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 11, 2017)
11.
Opinion and Consent of Counsel as to legality of the securities being registered (filed herewith)
12.(a)
Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of Hartford Climate Opportunities Fund into Hartford Alpha Capture International Value ETF (filed herewith)
12.(b)
Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of Hartford International Equity Fund into Hartford Alpha Capture International Equity ETF (filed herewith)
12.(c)
Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of The Hartford High Yield Fund into Hartford High Yield ETF (filed herewith)
13.(i)
Master Transfer Agency and Service Agreement with State Street Bank and Trust Company dated February 13, 2018 (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)
13.(ii)
Form of Participant Agreement (incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 18, 2018)
13.(iii)
Form of Investing Fund Agreement (incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, SEC file No. 333-215165, filed on March 10, 2017)
13.(v)
Securities Lending Authorization Agreement with State Street Bank and Trust Company, dated April 1, 2025 (incorporated by reference to Hartford Series Fund, Inc.’s Post-Effective Amendment No. 138 to its Registration Statement on Form N-1A, SEC file No. 333-45431, filed on April 10, 2025)
13.(v).a
First Amendment to the Securities Lending Authorization Agreement with State Street Bank and Trust Company dated August 13, 2025 (incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2025)
13.(v).b
Second Amendment to the Securities Lending Authorization Agreement with State Street Bank and Trust Company (to be filed by subsequent amendment)
13.(vi)
Form of Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2025)
13.(vi).a
Amendment One to the Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on December 10, 2025)
13.(vi).b
Form of Amendment Two to the Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 27, 2026)
13.(vi).c
Form of Amendment Three to the Amended and Restated Fund Accounting Agreement (filed herewith)
13.(vii)
Form of Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on September 15, 2025)
13.(vii).a
First Amendment to the Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on December 10, 2025)

13.(vii).b
Form of Second Amendment to the Expense Limitation Agreement (incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, SEC file No. 333-215165, filed on May 27, 2026)
13.(vii).c
Form of Third Amendment to the Expense Limitation Agreement (filed herewith)
14.
Consent of Independent Registered Public Accounting Firm (filed herewith)
15.
Not Applicable
16.
Power of Attorney (filed herewith)
17.(i)
Code of Ethics of Hartford Funds Management Company, LLC, Lattice Strategies LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Funds dated March 30, 2026 (incorporated by reference Hartford Series Fund, Inc.’s Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A, SEC file No. 333-45431, filed on April 14, 2026)
17.(ii)
Code of Ethics of Wellington Management Company LLP dated February 2, 2026 (incorporated by reference Hartford Series Fund, Inc.’s Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A, SEC file No. 333-45431, filed on April 14, 2026)
17.(iii)
Code of Ethics of ALPS Distributors, Inc., dated September 1, 2021 (incorporated by reference to Lattice Strategies Trust’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A, SEC file No. 333-199089, filed on November 9, 2022)
17.(iv)
Code of Ethics of Schroder Investment Management North America Inc. dated August 2025 (incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, SEC file No.333-215165, filed on November 26, 2025)
17.(v)
Code of Ethics of Schroder Investment Management North America Limited dated January 2022 (incorporated by reference to The Hartford Mutual Funds II, Inc.’s Post-Effective Amendment No. 182 to its Registration Statement on Form N-1A, SEC file No. 002-11387, filed on February 27, 2025)
17.(vi)
Schroders Group Personal Account Dealing Policy dated May 2025 (incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, SEC file No.333-215165, filed on November 26, 2025)
18.
Not Applicable
Item 17. Undertakings.
1.
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act (17 CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.
The undersigned registrant agrees to file, by post-effective amendment, the final opinions of counsel supporting the tax consequences of the reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Wayne, and Commonwealth of Pennsylvania, on the 8th day of July 2026.
HARTFORD FUNDS EXCHANGE-TRADED TRUST
By:	/s/ Gregory A. Frost*
Gregory A. Frost President
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Gregory A. Frost * Gregory A. Frost	Trustee, Chief Executive Officer and President (principal executive officer)	July 8, 2026
/s/ Ankit Puri* Ankit Puri	Treasurer (principal financial officer and principal account- ing officer)	July 8, 2026
/s/ Christine R. Detrick* Christine R. Detrick	Chair of the Board and Trustee	July 8, 2026
/s/ Hilary E. Ackermann* Hilary E. Ackermann	Trustee	July 8, 2026
/s/ Robin C. Beery* Robin C. Beery	Trustee	July 8, 2026
/s/ Derrick D. Cephas* Derrick D. Cephas	Trustee	July 8, 2026
/s/ John J. Gauthier* John J. Gauthier	Trustee	July 8, 2026
/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Trustee	July 8, 2026
/s/ Paul L. Rosenberg* Paul L. Rosenberg	Trustee	July 8, 2026
/s/ David Sung* David Sung	Trustee	July 8, 2026
*By: /s/ Thomas R. Phillips Thomas R. Phillips, Attorney-in-fact * Pursuant to Power of Attorney (filed herewith)		July 8, 2026

EXHIBIT INDEX
Exhibit No.	Description
6.(iii)
Form of Investment Management Agreement with Hartford Funds Management Company,
LLC with respect to Hartford Alpha Capture International Equity ETF, Hartford Alpha Capture
International Value ETF and Hartford High Yield ETF

6.(iv).h	Form of Amendment Number 14 to the Sub-Advisory Agreement with Wellington Management Company LLP
7.(viii)	Form of Schedule A to Amendment of the Distribution Agreement
9.(iii)	Form of Letter Agreement to Update Appendix A to the Custodian Agreement
11.	Opinion of Counsel Regarding Legality of Shares Being Registered
12.(a)	Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of Hartford Climate Opportunities Fund into Hartford Alpha Capture International Value ETF
12.(b)	Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of Hartford International Equity Fund into Hartford Alpha Capture International Equity ETF
12.(c)	Form of Opinion and Consent of Dechert LLP as to tax matters related to the conversion of The Hartford High Yield Fund into Hartford High Yield ETF
13.(vi).c	Form of Amendment Three to the Amended and Restated Fund Accounting Agreement
13.(vii).c	Form of Third Amendment to the Expense Limitation Agreement
14.	Consent of Independent Registered Public Accounting Firm
16.	Power of Attorney dated June 17, 2026